UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq.	Jon S. Rand, Esq.
JPMorgan Chase & Co.	Dechert LLP
1111 Polaris Parkway	1095 Avenue of the Americas
Columbus, OH 43240	New York, NY 10036

Registrant’s telephone number, including area code: 1-844-457-6383

Date of fiscal year end: June 30

Date of reporting period: July 1, 2023 through December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Semi-Annual Report
J.P. Morgan Exchange-Traded Funds
December 31, 2023  (Unaudited)
Fund	Ticker	Listing Exchange
JPMorgan Active Growth ETF	JGRO	NYSE Arca, Inc.
JPMorgan Active Small Cap Value ETF	JPSV	NYSE Arca, Inc.
JPMorgan Active Value ETF	JAVA	NYSE Arca, Inc.
JPMorgan Equity Premium Income ETF	JEPI	NYSE Arca, Inc.
JPMorgan Market Expansion Enhanced Equity ETF	JMEE	NYSE Arca, Inc.
JPMorgan Nasdaq Equity Premium Income ETF	JEPQ	The NASDAQ Stock Market LLC
JPMorgan U.S. Tech Leaders ETF	JTEK	The NASDAQ Stock Market LLC

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
February 7, 2024 (Unaudited)
Dear Shareholder,
U.S. equity markets surged through the end of 2023 and into early 2024 as the risk of economic recession receded and the prospect of lower interest rates drove investor optimism. Globally, financial markets largely generated positive returns, despite heightened geopolitical tensions and signs of economic weakness across Europe and China.
“Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth.” — Brian S. Shlissel
Inflation pressures eased sufficiently during the second half of 2023 to allow the U.S. Federal Reserve (the “Fed”) to hold the benchmark discount interest rate at 5.25% at its June 2023 meeting, ending a string of 10 consecutive interest rate increases. The Fed raised rates once more in July 2023, then held the benchmark rate at 5.50% for the remainder of the 2023.
In the face of elevated interest rates, the U.S. economy proved surprisingly resilient and largely led developed markets in growth through the end of 2023. Gross domestic product outpaced economists’ consensus expectations with a 4.9% jump in the third quarter and estimated growth of 3.3% in the fourth quarter. Though the U.S. economy continued to expand, inflation data indicated that the Fed’s efforts to cool the domestic economy appeared to be effective.
Certain other measures of the U.S. economy showed little sign of weakness. Consumer spending remained elevated in the second half of 2023 and rose month-to-month to reach approximately $709.9 billion in retail sales in December 2023. The unemployment rate settled at 3.7% in the final two months of 2023 as approximately 333,000 jobs were added in December alone. Further, an estimated 353,000 jobs were added in January 2024, approximately double the increase anticipated by certain economists.
Both equity and bond markets in the U.S. performed well, buoyed by the overall strength shown by the U.S. economy and the apparent turn in Fed policy. Stronger-than-expected  consumer spending and corporate earnings, as well as investor expectations for artificial-intelligence-driven productivity gains bolstered demand for equities in recent months. Certain leading U.S. equity indexes returned more than 9% in November and in excess of 5% in December 2023. In January 2024, the S&P 500 Index reached six new closing highs and surpassed 4,800 points for the first time. However, equity market gains were not broadly spread: The largest 10 stocks in the S&P 500 Index comprised approximately 90% of the index’s price gains for all of 2023.
While U.S. financial markets largely appeared to withstand increased geopolitical tensions in 2023, the potential for the conflicts in Ukraine and Israel to expand in intensity and geography may threaten global economic growth and increase market volatility. Additionally, the Fed may be forced to change policy should the strength of U.S. economy recede or the downward trend in inflation were to reverse.
Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth. While risks to the growth outlook remain, we believe investors who hold a well-diversified portfolio over the long term should be positioned to benefit from positive economic trends.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

December 31, 2023	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
SIX MONTHS ENDED December 31, 2023 (Unaudited)
U.S. equity markets largely rallied in the final two months of 2023, rebounding from three months of declines to generate positive returns for the six month period. Investor demand for large cap stocks in the technology and communications sectors was a leading driver of equity market returns. Bond markets generally provided positive returns but underperformed equity markets.
After raising its policy benchmark interest rates by 0.25% in July 2023, the U.S. Federal Reserve (the “Fed”) declined to raise rates further at its next three meetings for the year. More importantly for investors, the central bank stated in December 2023 that it could begin to lower interest rates in the first half of 2024, if inflationary pressures continued to recede.
While the U.S. economic growth showed signs of slowing in mid-2023, third-quarter gross domestic product exceeded economists’ consensus expectations with a 4.9% increase. Growth was largely driven by resilient consumer spending and inventory building by businesses. The unemployment rate in the U.S. remained historically low at 3.8% for most of the six-month period before settling at 3.7% in December 2023. The data and the outlook for interest rates fed investor expectations that the U.S. could avoid an economic recession in 2024.
U.S. equities generally outperformed both international developed markets and emerging markets equities for the period. Overall, gains in U.S. markets were led by large capitalization stocks in the technology and communications sectors, particularly the so-called Magnificent Seven: Apple Inc., Amazon.com Inc., Alphabet Inc., Meta Platforms Inc., Microsoft Corp., Nvidia Corp. and Tesla Inc. At the end of 2023, the 10 largest companies in the S&P 500 Index accounted for 31.2% of the index’s total market capitalization. Notably, only within small cap stocks did value outperform growth for the period.

2	J.P. Morgan Exchange-Traded Funds	December 31, 2023

JPMorgan Active Growth ETF
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	9.77%
Market Price **	9.78%
Russell 1000 Growth Index	10.59%
Net Assets as of 12/31/2023	$862,410,523
Fund Ticker	JGRO
INVESTMENT OBJECTIVE***
The JPMorgan Active Growth ETF (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund invests primarily in equity securities of U.S. large-capitalization companies, but the adviser has discretion to invest in securities across the whole market capitalization spectrum, including securities of mid-capitalization and small-capitalization companies. In implementing its main strategies, the Fund invests primarily in common stocks of companies that the adviser believes have strong earnings growth potential.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the six months ended December 31, 2023, the Fund had a positive absolute return and underperformed the Russell 1000 Growth Index (the “Benchmark").
The Fund’s security selection in the health care and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Exact Sciences Inc., Align Technology Inc. and Oracle Inc. Shares of Exact Sciences, a provider of cancer screening and medical diagnostic tests, fell following a rally in the shares in the first half of 2023. Shares of Align Technology, a maker of clear dental aligners, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2023. Shares of Oracle, a software developer, fell after the company reported consecutive quarters of lower-than-expected revenue.
Leading individual contributors to relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Uber Technologies Inc. and Intuit Inc. Shares of Apple, a diversified information technology provider, fell late in the period following a rally that pushed the company’s share price to a record high on December 14, 2023. Shares of Uber Technologies, a ride-hailing service, rose amid increased bookings and after the company was included in the S&P 500 Index. Shares of Intuit, a financial software developer, rose after the company reported better-than-expected earnings and revenue for its fiscal first quarter.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a bottom-up approach to stock selection, based on company fundamentals, quantitative screening and proprietary fundamental analysis. As a result of this process, the Fund’s largest sector allocations were to the information technology and consumer discretionary sectors and it had no allocations to the real estate and utilities sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	10.7%
2.	Amazon.com, Inc.	6.5
3.	Apple, Inc.	6.1
4.	NVIDIA Corp.	4.9
5.	Meta Platforms, Inc., Class A	4.9
6.	Alphabet, Inc., Class C	4.0
7.	Eli Lilly & Co.	3.4
8.	Mastercard, Inc., Class A	3.0
9.	Broadcom, Inc.	2.5
10.	Tesla, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	40.3%
Consumer Discretionary	16.2
Communication Services	12.1
Health Care	11.1
Industrials	9.2
Financials	6.2
Energy	1.6
Consumer Staples	0.8
Materials	0.4
Short-Term Investments	2.1

December 31, 2023	J.P. Morgan Exchange-Traded Funds	3

JPMorgan Active Growth ETF
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $61.06 as of December 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of December 31, 2023, the closing price was $61.09.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Exchange-Traded Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Active Growth ETF
Net Asset Value	August 8, 2022	9.77%	37.66%	15.73%
Market Price		9.78	37.73	15.77

*	Not annualized.
LIFE OF FUND PERFORMANCE (8/8/22 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on August 8, 2022.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Active Growth ETF and the Russell 1000 Growth Index from August 8, 2022 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The Russell 1000 Growth Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Russell
1000 Growth Index is an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Active Small Cap Value ETF
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	11.57%
Market Price **	11.56%
Russell 2000 Value Index	11.85%
Net Assets as of 12/31/2023	$14,407,004
Fund Ticker	JPSV
INVESTMENT OBJECTIVE ***
The JPMorgan Active Small Cap Value ETF (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund seeks to invest in attractively valued companies with durable businesses, strong balance sheets and which are led by managements who have proven their ability to increase the intrinsic value per share of the company.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the real estate and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and material sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Patterson Cos. and Everi Holdings Inc., and its out-of-Benchmark position in IAC Inc. Shares of Patterson, a distributor of dental and veterinary health care products, fell after reporting consecutive quarters of lower-than-expected revenue and earnings during the period. Shares of Everi Holdings, a  provider of casino and gaming systems, fell after the company reported lower-than-
expected revenue for the second quarter of 2023 and mixed results for the third quarter of 2023. Shares of IAC, a provider of interactive media and services, fell amid consecutive quarters of lower-than-expected earnings.
Leading individual contributors to relative performance included the Fund’s overweight positions in Independent Bank Corp. and Hostess Brands Inc., and its out
-of-Benchmark position in Hawkins Inc. Shares of Independent Bank, a regional bank based in Grand Rapids, Michigan, rose after reporting consecutive quarters of better-than-expected earnings and revenue during the period and amid investor expectations that regional banks would benefit from lower interest rates in 2024. Shares of Hostess Brands, a snacks manufacturer, rose on news reports that it had agreed to be acquired by J.M. Smucker Co. for an estimated $5.6 billion. Shares of Hawkins, a specialty chemicals and ingredients manufacturer, rose after the company reported better-than-expected earnings and revenue for consecutive quarters during the period.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers implemented an investment process that sought to systematically identify high quality small cap companies at attractive valuations. As a result of this process, the Fund’s largest sector allocations were to the financials and industrials sectors and its smallest allocations were to the communication services and consumer staples sectors.

6	J.P. Morgan Exchange-Traded Funds	December 31, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $54.37 as of December 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of December 31, 2023, the closing price was $54.41.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Selective Insurance Group, Inc.	2.1%
2.	Encompass Health Corp.	1.5
3.	Independent Bank Corp.	1.4
4.	Patterson Cos., Inc.	1.4
5.	HB Fuller Co.	1.4
6.	SouthState Corp.	1.3
7.	Chord Energy Corp.	1.3
8.	Radian Group, Inc.	1.3
9.	Safety Insurance Group, Inc.	1.3
10.	Matador Resources Co.	1.2

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	25.8%
Industrials	17.2
Consumer Discretionary	9.6
Real Estate	8.3
Energy	7.0
Information Technology	6.8
Health Care	5.5
Utilities	4.7
Materials	4.7
Communication Services	3.4
Consumer Staples	3.0
Short-Term Investments	4.0

December 31, 2023	J.P. Morgan Exchange-Traded Funds	7

JPMorgan Active Small Cap Value ETF
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE	SIX MONTHS*	CUMULATIVE SINCE INCEPTION
JPMorgan Active Small Cap Value ETF
Net Asset Value	March 7, 2023	11.57%	9.92%
Market Price		11.56	10.00

*	Not annualized.
LIFE OF FUND PERFORMANCE (3/7/23 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on March 7, 2023.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Active Small Cap Value ETF and the Russell 2000 Value Index from March 7, 2023 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The Russell 2000 Value Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The
Russell 2000 Value Index is an unmanaged index measuring performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

8	J.P. Morgan Exchange-Traded Funds	December 31, 2023

JPMorgan Active Value ETF
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	5.59%
Market Price **	5.64%
Russell 1000 Value Index	6.03%
Net Assets as of 12/31/2023	$782,345,993
Fund Ticker	JAVA
INVESTMENT OBJECTIVE***
The JPMorgan Active Value ETF (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased, but which have the potential to increase the intrinsic value per share. The Fund employs a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the materials and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and consumer discretionary sectors was a leading contributor to performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co., Chemours Co. and RTX Corp. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug. Shares of Chemours, a diversified chemicals manufacturer, fell after the company reported lower-than-expected earnings for the third quarter of 2023, and lowered its earnings forecast for the full year 2023. Shares of RTX, an aerospace and defense manufacturer formerly known as Raytheon Technologies, fell after the company said the recall of certain Pratt & Whitney jet engines would hurt earnings.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in AbbVie Inc.
and Kontoor Brands Inc. and its overweight position in Centene Corp. Shares of AbbVie, a developer and manufacturer of pharmaceuticals, rose amid investor expectations that the company would benefit from mergers and acquisitions activity in the broader pharmaceuticals sector. Shares of Kontoor Brands, an apparel and luxury goods manufacturer, rose after the company reported better-than-expected earnings and revenue for the second quarter of 2023. Shares of Centene, a managed health care provider, rose after the  company reported consecutive quarters of better-than-expected earnings and revenue during the period.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. As a result of this process, the Fund’s largest sector allocations were to the financials and health care sectors and its smallest allocations were to the real estate and materials sectors.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Bank of America Corp.	3.3%
2.	Wells Fargo & Co.	2.2
3.	Chevron Corp.	2.2
4.	AbbVie, Inc.	1.9
5.	Exxon Mobil Corp.	1.9
6.	Berkshire Hathaway, Inc., Class B	1.9
7.	Bristol-Myers Squibb Co.	1.7
8.	Texas Instruments, Inc.	1.5
9.	Comcast Corp., Class A	1.4
10.	United Parcel Service, Inc., Class B	1.4

December 31, 2023	J.P. Morgan Exchange-Traded Funds	9

JPMorgan Active Value ETF
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $55.58 as of December 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of December 31, 2023, the closing price was $55.62.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	23.8%
Health Care	14.3
Industrials	14.1
Information Technology	7.8
Energy	6.6
Consumer Discretionary	6.2
Communication Services	6.0
Consumer Staples	6.0
Materials	5.7
Utilities	3.9
Real Estate	2.8
Short-Term Investments	2.8

10	J.P. Morgan Exchange-Traded Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Active Value ETF
Net Asset Value	October 4, 2021	5.59%	10.33%	6.96%
Market Price		5.64	10.45	6.99

*	Not annualized.
LIFE OF FUND PERFORMANCE (10/4/21 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on October 4, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Active Value ETF and the Russell 1000 Value Index from October 4, 2021 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The Russell 1000 Value Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Russell
1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 companies with lower price to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	11

JPMorgan Equity Premium Income ETF
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	4.14%
Market Price **	4.08%
S&P 500 Index	8.04%
ICE BofA 3-Month US Treasury Bill Index	2.71%
Net Assets as of 12/31/2023	$30,543,085,184
Fund Ticker	JEPI
INVESTMENT OBJECTIVE***
The JPMorgan Equity Premium Income ETF (the “Fund”) seeks current income while maintaining prospects for capital appreciation.
INVESTMENT APPROACH
The Fund seeks to generate income by investing in a combination of options-based equity-linked notes and a portfolio of U.S. large and mid cap stocks, comprised significantly of those included in the S&P 500 Index (the “Benchmark”), seeking to provide monthly distributions at a relatively stable level. The Fund seeks to deliver a significant portion of the returns associated with the Benchmark, while exposing investors to lower volatility than the Benchmark and also providing incremental income. The Fund uses a proprietary research process designed to identify overvalued and undervalued stocks with attractive risk/return characteristics.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund underperformed the Benchmark and outperformed the ICE BofA 3-Month US Treasury Bill Index for the six months ended December 31, 2023. The Fund captured 51% of the Benchmark’s total return with about 68% of the Benchmark’s volatility during the reporting period, resulting in distributed income of $2.53 per share.
The Fund’s overweight positions in the consumer staples and utilities sectors were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the health care and information technology sectors was a leading contributor to relative performance.
Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Hershey Co., Texas Instruments Inc. and Bristol-Myers Squibb Co. Shares of Hershey, a maker of chocolates and other snacks, fell amid rising global cocoa prices and investor concerns that widespread use of new weight-loss drugs would reduce demand for confectionary products. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company reported lower-than-expected revenue for the third quarter of 2023 and issued a weaker-than-expected earnings forecast. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug.
Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Intuit Inc. and Trane Technologies PLC and its underweight position in Pfizer Inc. Shares of Intuit, a financial software developer, rose after the company reported better-than-expected earnings and revenue for its fiscal first quarter. Shares of Trane Technologies, a supplier of heating, cooling and ventilation systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue during the period. Shares of Pfizer, a pharmaceuticals developer and health care products manufacturer not held in the Fund, fell after the company issued a weaker-than-expected earnings forecast.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s portfolio managers maintained a defensive equity portfolio, investing primarily in common stocks of large cap U.S. companies, with reduced volatility compared with the Benchmark, while using options-based equity-linked notes in a consistent and disciplined manner. The combination of the diversified portfolio of equity securities and income from options-based equity-linked notes provided the Fund with returns associated with equity market investments, less risk compared with the equity market, and a stream of distributable monthly income.

12	J.P. Morgan Exchange-Traded Funds	December 31, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $54.97 as of December 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of December 31, 2023, the closing price was $54.98.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****
Equity-Linked Notes that are linked to the S&P 500 Index.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Amazon.com, Inc.	1.7%
2.	Microsoft Corp.	1.7
3.	Intuit, Inc.	1.6
4.	Trane Technologies plc	1.6
5.	Progressive Corp. (The)	1.6
6.	Mastercard, Inc., Class A	1.5
7.	Accenture plc, Class A	1.5
8.	Adobe, Inc.	1.5
9.	Visa, Inc., Class A	1.5
10.	AbbVie, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	14.8%
Financials	12.1
Industrials	11.8
Health Care	11.8
Consumer Staples	10.7
Consumer Discretionary	7.6
Communication Services	4.2
Utilities	4.1
Real Estate	3.1
Materials	3.0
Energy	2.5
Other ****	13.7
Short-Term Investments	0.6

December 31, 2023	J.P. Morgan Exchange-Traded Funds	13

JPMorgan Equity Premium Income ETF
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Equity Premium Income ETF
Net Asset Value	May 20, 2020	4.14%	9.88%	12.37%
Market Price		4.08	9.81	12.37

*	Not annualized.
LIFE OF FUND PERFORMANCE (5/20/20 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on May 20, 2020.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Equity Premium Income ETF, the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index from May 20, 2020 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofA 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

14	J.P. Morgan Exchange-Traded Funds	December 31, 2023

JPMorgan Market Expansion Enhanced Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	8.36%
Market Price **	8.41%
S&P 1000 Index	7.74%
Net Assets as of 12/31/2023	$956,081,216
Fund Ticker	JMEE
INVESTMENT OBJECTIVE ***
The JPMorgan Market Expansion Enhanced Equity ETF (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.
INVESTMENT APPROACH
The Fund combines a proprietary stock-ranking system with fundamental analysis to identify the most attractive stocks in the S&P 1000 Index (the “Benchmark”). The Fund owns a large portion of stocks in the Benchmark, modestly overweighting higher-ranked stocks and underweighting lower-ranked stocks.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund outperformed the Benchmark for the six months ended December 31, 2023. The Fund’s security selection in the consumer cyclical and industrial cyclical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the basic materials and semiconductors sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight position in Fabrinet and its underweight positions in Penumbra Inc. and Medical Properties Trust Inc. Shares of Fabrinet, a provider of electronic manufacturing services to the information technology sector, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Penumbra, a medical devices manufacturer not held in the
Fund, fell after the company reported weaker-than-expected results for the second quarter of 2023. Shares of Medical Properties Trust, a hospitals real estate investment trust not held in the Fund, fell after the company reported mixed results for the second quarter of 2023 and revised its forecast for the full year 2023.
Leading individual detractors from relative performance included the Fund’s underweight positions in Cytokinetics Inc., U.S. Steel Corp. and Onto Innovation Inc. Shares of Cytokinetics, a late-stage pharmaceuticals developer, rose at the end of the period after the company reported positive Phase 3 trial results for its heart disease drug candidate, which raised investor expectations that the company would become an acquisition target. Shares of U.S. Steel, an industrial steel producer, rose sharply in December 2023 after company agreed to be acquired by Nippon Steel Corp. for an estimated $15 billion. Shares of Onto Innovation, a semiconductor materials and equipment manufacturer not held in the Fund, rose amid surging demand for semiconductors for artificial intelligence technologies.
HOW WAS THE FUND POSITIONED?
The Fund seeks to closely follow the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. The Fund’s portfolio managers seek to invest in stocks that they believe are attractively valued and that have improving momentum characteristics. The portfolio managers strive to add value exclusively through security selection rather than sector, style or theme allocation.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	15

JPMorgan Market Expansion Enhanced Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $53.64 as of December 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of December 31, 2023, the closing price was $53.71.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Jabil, Inc.	0.9%
2.	Builders FirstSource, Inc.	0.8
3.	Reliance Steel & Aluminum Co.	0.6
4.	GoDaddy, Inc., Class A	0.6
5.	United Therapeutics Corp.	0.6
6.	Exelixis, Inc.	0.5
7.	Deckers Outdoor Corp.	0.5
8.	Fabrinet (Thailand)	0.5
9.	Toll Brothers, Inc.	0.5
10.	Super Micro Computer, Inc.	0.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	19.7%
Consumer Discretionary	14.5
Financials	14.3
Information Technology	11.1
Real Estate	8.0
Health Care	7.4
Materials	5.1
Energy	4.5
Consumer Staples	4.1
Utilities	2.4
Communication Services	1.1
Short-Term Investments	7.8

16	J.P. Morgan Exchange-Traded Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR
JPMorgan Market Expansion Enhanced Equity ETF
Net Asset Value	July 31, 1998**	8.36%	17.89%	12.56%	9.02%
Market Price		8.41	18.09	12.59	9.04

*	Not annualized.
**	Inception date for Class I Shares of the Predecessor Fund (as defined below).
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
JPMorgan Market Expansion Enhanced Equity ETF (the “Fund”) acquired the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on May 6, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the performance for the Fund prior to close of business on May 6, 2022 is the performance of the Predecessor Fund’s Class R6 Shares. Inception date for the Predecessor Fund’s Class R6 Shares is October 1, 2018. Returns for the Predecessor Fund’s Class R6 Shares prior to their inception date are based on the performance of the Predecessors Fund’s Class I Shares. The actual returns of the Predecessor Fund’s Class R6 Shares would have been different than those shown because the Predecessor Fund’s Class R6 Shares had different expenses than the Predecessor Fund’s Class I Shares. Inception date for the Predecessor Fund’s Class I Shares is July 31, 1998. Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares’ lower expenses than those of the Predecessor Fund’s Class R6 Shares and Class I Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor Fund is based on the net asset value ("NAV") per share of the Predecessor Fund Shares rather than on market-determined prices. Prior to the Fund’s listing on May 9, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
The graph illustrates comparative performance for $10,000 invested in shares of the Fund and the S&P 1000 Index from December 31, 2013 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses, assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 1000 Index does not reflect the deduction of expenses associated with an ETF and approximates the minimum possible dividend reinvestment of the securities included in the Index, if applicable. The S&P 1000 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemption or sale of Fund shares. The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	17

JPMorgan Nasdaq Equity Premium Income ETF
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	9.51%
Market Price **	9.45%
Nasdaq-100 Index®	11.32%
ICE BofA 3-Month US Treasury Bill Index	2.71%
Net Assets as of 12/31/2023	$8,485,006,475
Fund Ticker	JEPQ
INVESTMENT OBJECTIVE ***
The JPMorgan Nasdaq Equity Premium Income ETF (the “Fund”) seeks current income while maintaining prospects for capital appreciation.
INVESTMENT APPROACH
The Fund seeks to generate income through a combination of options-based equity-linked notes and investing in a portfolio of U.S. large cap and mid cap growth stocks comprised significantly of those included in the Nasdaq-100 Index (the “Benchmark”), seeking to provide monthly distributions at a relatively stable level. The Fund seeks to deliver a significant portion of the returns associated with the Benchmark, while exposing investors to lower volatility than the Benchmark and also providing incremental income. The Fund’s equity portfolio follows a proprietary data science driven investment approach designed to construct a portfolio that maximizes risk-adjusted expected returns.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund underperformed the Benchmark and outperformed the ICE BofA 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2023. The Fund captured 84% of the Benchmark’s total return with about 73% of the Benchmark’s volatility during the reporting period, resulting in distributed income of $2.83 per share.
The Fund’s security selection in the communication services and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and financials sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in PDD Holdings Inc., and its out-of-Benchmark positions in NextEra Energy Inc. and Oracle Corp. Shares of PDD Holdings, an e-commerce retail platform provider not held in the Fund, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2023. Shares of NextEra Energy, an electric utility based in Florida, fell after the company lowered its growth forecast amid pressure from elevated interest rates. Shares of Oracle, a software developer, fell after the company reported consecutive quarters of lower-than-expected revenue during the period.
Leading individual contributors to relative performance included the Fund’s underweight positions in Apple Inc. and Tesla Inc., and its overweight position in Advanced Micro Devices Inc. Shares of Apple, a diversified information technology provider, fell late in the period following a rally that pushed the company’s share price to a record high on December 14, 2023. Shares of Tesla, an electric vehicle manufacturer, fell amid a decline in orders and lower-than-expected earnings and revenue for the third quarter of 2023. Shares of Advanced Micro Devices, a semiconductor manufacturer, rose amid surging demand for artificial intelligence technologies.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics. The combination of the portfolio of equity securities and income from options-based equity-linked notes provided the Fund with a portion of the returns associated with equity market investments, less risk compared with the equity market, and a stream of distributable monthly income.

18	J.P. Morgan Exchange-Traded Funds	December 31, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.92 as of December 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on The NASDAQ Stock Market LLC. As of December 31, 2023, the closing price was $49.93.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****
Equity-Linked Notes that are linked to the Nasdaq-100 Index.
ELN
Equity-Linked Note
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.5%
2.	Apple, Inc.	7.1
3.	Amazon.com, Inc.	4.4
4.	Alphabet, Inc., Class C	4.3
5.	The Bank of Nova Scotia, ELN, 54.70%, 2/2/2024, (linked to Nasdaq-100 Index) 54.70, 2/02/2024 (Canada)	3.5
6.	BNP Paribas, ELN, 55.52%, 1/26/2024, (linked to S&P 500 Index) 55.52, 1/26/2024	3.5
7.	Meta Platforms, Inc., Class A	3.5
8.	NVIDIA Corp.	3.3
9.	Royal Bank of Canada, ELN, 51.66%, 1/19/2024, (linked to S&P 500 Index) 51.66, 1/19/2024 (Canada)	3.2
10.	Tesla, Inc.	2.9

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	40.9%
Communication Services	12.6
Consumer Discretionary	12.3
Health Care	5.9
Consumer Staples	5.7
Industrials	3.8
Utilities	1.1
Financials	0.8
Energy	0.3
Real Estate	0.3
Other ****	15.8
Short-Term Investments	0.5

December 31, 2023	J.P. Morgan Exchange-Traded Funds	19

JPMorgan Nasdaq Equity Premium Income ETF
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Nasdaq Equity Premium Income ETF
Net Asset Value	May 3, 2022	9.51%	36.28%	12.27%
Market Price		9.45	36.23	12.28

*	Not annualized.
LIFE OF FUND PERFORMANCE (5/3/22 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on May 3, 2022.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Nasdaq Equity Premium Income ETF, the Nasdaq-100 Index and the ICE BofA 3-Month US Treasury Bill Index from May 3, 2022 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Nasdaq-100 Index and the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofA 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding
Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Nasdaq® , Nasdaq-100 Index®, Nasdaq 100® and NDX® are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by the adviser. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.
Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

20	J.P. Morgan Exchange-Traded Funds	December 31, 2023

JPMorgan U.S. Tech Leaders ETF
FUND COMMENTARY
FOR THE PERIOD October 4, 2023 (FUND INCEPTION) THROUGH December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	17.62%
Market Price **	17.60%
S&P 500 Index	12.32%
Russell 1000 Equal Weight Technology Index	17.53%
Net Assets as of 12/31/2023	$191,119,914
Fund Ticker	JTEK
INVESTMENT OBJECTIVE ***
The JPMorgan U.S. Technology Leaders ETF (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund invests in equity securities of technology companies across all market capitalizations that the adviser believes are leaders in technology and technology-enabled industries that develop or harness new technologies to reimagine products, establish new markets or attain leadership in existing markets.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund outperformed both the S&P 500 Index and the Russell 1000 Equal Weight Technology Index (the “Benchmark”) for the period from Fund inception to December 31, 2023.
During the period, the technology sector outperformed other market sectors, and the Fund’s overweight allocation to the technology sector was a leading contributor to performance relative to the S&P 500 Index, which is a broad-based index.
Relative to the Benchmark, the Fund’s overall security selection in the technology sector, particularly in the semiconductors and software subsectors, was a leading contributor to performance. The Fund’s security selection in the consumer digital services subsector of the technology sector was the leading detractor from relative performance.
Leading individual contributors to performance relative to the Benchmark included the Fund’s out-of-Benchmark positions in Shopify Inc. and Uber Technologies Inc., and its overweight position in Advanced Micro Devices Inc. Shares of Shopify, an online commerce platform provider, rose amid consecutive quarters of better-than-expected earnings and revenue, and a surge in sales growth during the holiday shopping season. Shares of Uber Technologies, a ride-hailing service, rose amid increased bookings and after the company was included in the S&P 500 Index. Shares of Advanced Micro Devices, a semiconductor manufacturer, rose amid surging demand for artificial intelligence technologies.
Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight position in Tesla Inc.and its overweight positions in Oracle Inc. and Alphabet Inc. Shares of Tesla, an electric vehicle manufacturer, fell amid a decline in orders and lower-than-expected earnings and revenue for the third quarter of 2023. Shares of Oracle, a software developer, fell after the company reported consecutive quarters of lower-than-expected revenue. Shares of Alphabet, an interactive media and services provider that is the parent company of Google, fell after the company reported lower-than-expected earnings and higher-than-expected expenses for the third quarter of 2024.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s largest allocations were to the information technology and consumer discretionary sectors and its smallest allocations were to the financials and telecommunications sectors. Within the information technology sector, the Fund’s largest allocations were to the software and semiconductors subsectors and the smallest allocations were to the computer hardware and computer services subsectors.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	21

JPMorgan U.S. Tech Leaders ETF
FUND COMMENTARY
FOR THE PERIOD October 4, 2023 (FUND INCEPTION) THROUGH December 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $58.81 as of December 31, 2023.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on The NASDAQ Stock Market LLC. As of December 31, 2023, the closing price was $58.80.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Meta Platforms, Inc., Class A	5.2%
2.	NVIDIA Corp.	4.1
3.	Tesla, Inc.	3.9
4.	Synopsys, Inc.	3.5
5.	Advanced Micro Devices, Inc.	3.4
6.	Amazon.com, Inc.	3.2
7.	Alphabet, Inc., Class C	3.2
8.	Netflix, Inc.	3.1
9.	Uber Technologies, Inc.	2.8
10.	Shopify, Inc., Class A (Canada)	2.7

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	66.6%
Communication Services	14.7
Consumer Discretionary	10.4
Industrials	3.2
Real Estate	1.6
Health Care	1.5
Others (each less than 1.0%)	0.8
Short-Term Investments	1.2

22	J.P. Morgan Exchange-Traded Funds	December 31, 2023

TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan U.S. Tech Leaders ETF
Net Asset Value	October 4, 2023	17.62%
Market Price		17.60
LIFE OF FUND PERFORMANCE (10/4/23 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
Fund commenced operations on October 4, 2023.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Tech Leaders ETF, the S&P 500 Index and the Russell 1000 Equal Weight Technology Index from October 4, 2023 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index and the Russell 1000 Equal Weight Technology Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.  The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Index levels are in total return USD. The Russell 1000 Equal Weight Technology Index equally weights securities within the Technology sector in the Russell 1000 Index. The index is re-weighted on a quarterly basis and captures the performance of an equal weight investment strategy for U.S. large cap technology stocks.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	23

JPMorgan Active Growth ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 97.9%
Aerospace & Defense — 0.7%
TransDigm Group, Inc.	5,834	5,901,674
Automobiles — 2.3%
Tesla, Inc. *	81,787	20,322,434
Beverages — 0.8%
Celsius Holdings, Inc. *	53,189	2,899,864
Constellation Brands, Inc., Class A	9,115	2,203,551
Monster Beverage Corp. *	25,219	1,452,867
		6,556,282
Biotechnology — 3.4%
Alnylam Pharmaceuticals, Inc. *	17,385	3,327,663
Exact Sciences Corp. *	89,642	6,631,715
Moderna, Inc. *	5,292	526,289
Natera, Inc. *	33,525	2,100,006
Regeneron Pharmaceuticals, Inc. *	19,428	17,063,418
		29,649,091
Broadline Retail — 7.3%
Amazon.com, Inc. *	367,959	55,907,690
MercadoLibre, Inc. (Brazil) *	4,335	6,812,626
		62,720,316
Building Products — 1.2%
Trane Technologies plc	42,988	10,484,773
Capital Markets — 2.7%
Blackstone, Inc.	72,929	9,547,865
Charles Schwab Corp. (The)	9,256	636,813
Morgan Stanley	77,786	7,253,545
MSCI, Inc.	1,276	721,769
S&P Global, Inc.	12,293	5,415,312
		23,575,304
Commercial Services & Supplies — 0.5%
Copart, Inc. *	90,355	4,427,395
Communications Equipment — 0.7%
Arista Networks, Inc. *	25,589	6,026,465
Construction & Engineering — 1.1%
AECOM	22,351	2,065,903
Quanta Services, Inc.	34,930	7,537,894
		9,603,797
Distributors — 0.2%
Pool Corp.	4,203	1,675,778
Electrical Equipment — 1.6%
AMETEK, Inc.	26,133	4,309,070
INVESTMENTS	SHARES	VALUE($)

Electrical Equipment — continued
Eaton Corp. plc	29,705	7,153,558
Hubbell, Inc., Class B	6,166	2,028,183
		13,490,811
Electronic Equipment, Instruments & Components — 1.1%
Amphenol Corp., Class A	42,667	4,229,580
Jabil, Inc.	43,346	5,522,280
		9,751,860
Energy Equipment & Services — 0.4%
TechnipFMC plc (United Kingdom)	188,143	3,789,200
Entertainment — 2.5%
Netflix, Inc. *	33,067	16,099,661
Spotify Technology SA *	7,724	1,451,417
Take-Two Interactive Software, Inc. *	27,738	4,464,431
		22,015,509
Financial Services — 3.0%
Block, Inc. *	7,568	585,385
Mastercard, Inc., Class A	60,342	25,736,466
		26,321,851
Ground Transportation — 2.4%
JB Hunt Transport Services, Inc.	13,899	2,776,186
Old Dominion Freight Line, Inc.	7,059	2,861,224
Uber Technologies, Inc. *	250,915	15,448,837
		21,086,247
Health Care Equipment & Supplies — 1.5%
Align Technology, Inc. *	9,484	2,598,616
Cooper Cos., Inc. (The)	7,620	2,883,713
Edwards Lifesciences Corp. *	15,108	1,151,985
Intuitive Surgical, Inc. *	18,030	6,082,601
		12,716,915
Health Care Providers & Services — 2.0%
HCA Healthcare, Inc.	3,584	970,117
McKesson Corp.	16,549	7,661,856
UnitedHealth Group, Inc.	16,465	8,668,329
		17,300,302
Hotels, Restaurants & Leisure — 2.9%
Airbnb, Inc., Class A *	11,312	1,540,016
Booking Holdings, Inc. *	1,425	5,054,788
Chipotle Mexican Grill, Inc. *	2,298	5,255,434
DoorDash, Inc., Class A *	25,459	2,517,640
Hilton Worldwide Holdings, Inc.	16,231	2,955,503
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Exchange-Traded Funds	December 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Marriott International, Inc., Class A	25,431	5,734,945
Starbucks Corp.	22,557	2,165,698
		25,224,024
Household Durables — 0.6%
DR Horton, Inc.	17,885	2,718,162
Garmin Ltd.	18,762	2,411,668
		5,129,830
Insurance — 0.4%
Progressive Corp. (The)	24,524	3,906,183
Interactive Media & Services — 8.9%
Alphabet, Inc., Class C *	242,172	34,129,300
Meta Platforms, Inc., Class A *	119,453	42,281,584
		76,410,884
IT Services — 2.0%
Cognizant Technology Solutions Corp., Class A	27,031	2,041,651
MongoDB, Inc. *	12,427	5,080,779
Shopify, Inc., Class A (Canada) *	83,064	6,470,686
Snowflake, Inc., Class A *	17,132	3,409,268
		17,002,384
Life Sciences Tools & Services — 0.7%
Mettler-Toledo International, Inc. *	966	1,171,720
Thermo Fisher Scientific, Inc.	8,551	4,538,785
		5,710,505
Machinery — 0.8%
Deere & Co.	7,179	2,870,667
Ingersoll Rand, Inc.	51,148	3,955,786
		6,826,453
Media — 0.7%
Trade Desk, Inc. (The), Class A *	86,183	6,201,729
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	74,680	3,179,128
Oil, Gas & Consumable Fuels — 1.2%
Cheniere Energy, Inc.	30,046	5,129,153
ConocoPhillips	21,086	2,447,452
EOG Resources, Inc.	20,911	2,529,185
		10,105,790
Personal Care Products — 0.0% ^
Estee Lauder Cos., Inc. (The), Class A	1,592	232,830
INVESTMENTS	SHARES	VALUE($)

Pharmaceuticals — 3.6%
Eli Lilly & Co.	49,621	28,925,073
Royalty Pharma plc, Class A	64,487	1,811,440
		30,736,513
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	25,285	3,234,204
Semiconductors & Semiconductor Equipment — 10.3%
Advanced Micro Devices, Inc. *	64,306	9,479,347
ASML Holding NV (Registered), NYRS (Netherlands)	1,962	1,485,077
Broadcom, Inc.	19,376	21,628,460
Entegris, Inc.	24,290	2,910,428
First Solar, Inc. *	5,175	891,549
Lam Research Corp.	11,233	8,798,359
NVIDIA Corp.	85,409	42,296,245
ON Semiconductor Corp. *	18,873	1,576,462
		89,065,927
Software — 20.1%
Adobe, Inc. *	12,779	7,623,951
Cadence Design Systems, Inc. *	9,633	2,623,740
Confluent, Inc., Class A *	86,389	2,021,503
Crowdstrike Holdings, Inc., Class A *	13,409	3,423,586
HubSpot, Inc. *	10,085	5,854,746
Intuit, Inc.	20,683	12,927,495
Microsoft Corp.	246,116	92,549,461
Oracle Corp.	92,185	9,719,065
Palo Alto Networks, Inc. *	31,621	9,324,400
Salesforce, Inc. *	28,416	7,477,386
ServiceNow, Inc. *	5,327	3,763,472
Synopsys, Inc. *	17,578	9,051,088
Workday, Inc., Class A *	24,893	6,871,962
		173,231,855
Specialty Retail — 2.5%
AutoZone, Inc. *	1,336	3,454,375
Lowe's Cos., Inc.	39,982	8,897,994
Ross Stores, Inc.	26,955	3,730,302
TJX Cos., Inc. (The)	55,091	5,168,087
		21,250,758
Technology Hardware, Storage & Peripherals — 6.1%
Apple, Inc.	274,535	52,856,224
Textiles, Apparel & Luxury Goods — 0.4%
Lululemon Athletica, Inc. *	6,016	3,075,921
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	25

JPMorgan Active Growth ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Trading Companies & Distributors — 0.5%
Air Lease Corp., Class A	35,058	1,470,333
WW Grainger, Inc.	3,051	2,528,333
		3,998,666
Total Common Stocks (Cost $710,409,670)		844,795,812
Short-Term Investments — 2.1%
Investment Companies — 2.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b) (Cost $17,759,640)	17,759,640	17,759,640
Total Investments — 100.0% (Cost $728,169,310)		862,555,452
Liabilities in Excess of Other Assets — (0.0)% ^		(144,929)
NET ASSETS — 100.0%		862,410,523

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Exchange-Traded Funds	December 31, 2023

JPMorgan Active Small Cap Value ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 96.2%
Aerospace & Defense — 1.1%
Cadre Holdings, Inc.	1,994	65,583
Moog, Inc., Class A	653	94,541
		160,124
Automobile Components — 0.9%
Atmus Filtration Technologies, Inc. * (a)	2,029	47,661
Patrick Industries, Inc.	814	81,685
		129,346
Banks — 16.4%
BancFirst Corp.	756	73,581
Camden National Corp.	2,201	82,824
City Holding Co.	991	109,268
Columbia Banking System, Inc.	6,744	179,930
First Busey Corp.	7,044	174,832
First Commonwealth Financial Corp.	7,459	115,167
First Merchants Corp.	3,667	135,972
Heritage Commerce Corp.	11,182	110,916
Independent Bank Corp.	2,110	138,859
Independent Bank Corp.	7,798	202,904
Lakeland Bancorp, Inc.	6,115	90,441
Old National Bancorp	10,102	170,623
Premier Financial Corp.	5,873	141,539
QCR Holdings, Inc.	1,119	65,338
Simmons First National Corp., Class A	4,480	88,883
SouthState Corp.	2,242	189,337
TriCo Bancshares	3,130	134,496
WSFS Financial Corp.	3,540	162,592
		2,367,502
Beverages — 1.0%
Primo Water Corp.	9,857	148,348
Building Products — 4.0%
AZZ, Inc.	2,447	142,146
CSW Industrials, Inc.	700	145,187
Hayward Holdings, Inc. *	9,829	133,675
UFP Industries, Inc.	1,257	157,816
		578,824
Capital Markets — 3.2%
Donnelley Financial Solutions, Inc. *	1,900	118,503
Hamilton Lane, Inc., Class A	687	77,933
LPL Financial Holdings, Inc.	507	115,403
Virtus Investment Partners, Inc.	615	148,683
		460,522
INVESTMENTS	SHARES	VALUE($)

Chemicals — 4.7%
Hawkins, Inc.	1,457	102,602
HB Fuller Co.	2,425	197,419
Innospec, Inc.	1,322	162,923
Quaker Chemical Corp.	395	84,301
Stepan Co.	1,322	124,995
		672,240
Construction & Engineering — 1.0%
Comfort Systems USA, Inc.	729	149,933
Diversified Telecommunication Services — 1.0%
Iridium Communications, Inc.	3,530	145,295
Electric Utilities — 0.7%
Portland General Electric Co.	2,388	103,496
Electronic Equipment, Instruments & Components — 4.1%
Insight Enterprises, Inc. *	422	74,774
Knowles Corp. *	7,660	137,191
Plexus Corp. *	663	71,690
TTM Technologies, Inc. *	10,357	163,744
Vishay Intertechnology, Inc.	6,247	149,741
		597,140
Energy Equipment & Services — 2.3%
Cactus, Inc., Class A	1,832	83,173
ChampionX Corp.	5,189	151,571
Noble Corp. plc	1,124	54,132
Weatherford International plc *	398	38,936
		327,812
Financial Services — 2.5%
PennyMac Financial Services, Inc.	1,888	166,842
Radian Group, Inc.	6,498	185,518
		352,360
Food Products — 0.6%
Flowers Foods, Inc.	3,666	82,522
Gas Utilities — 2.2%
Chesapeake Utilities Corp.	1,203	127,073
ONE Gas, Inc.	2,262	144,135
Southwest Gas Holdings, Inc.	812	51,440
		322,648
Ground Transportation — 1.0%
Marten Transport Ltd.	7,068	148,287
Health Care Equipment & Supplies — 0.7%
Utah Medical Products, Inc.	1,119	94,242
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	27

JPMorgan Active Small Cap Value ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Providers & Services — 3.8%
Encompass Health Corp.	3,151	210,235
Ensign Group, Inc. (The)	1,220	136,896
Patterson Cos., Inc.	6,977	198,496
		545,627
Health Care REITs — 0.8%
CareTrust REIT, Inc.	5,278	118,122
Hotel & Resort REITs — 1.0%
RLJ Lodging Trust	6,232	73,039
Sunstone Hotel Investors, Inc.	6,625	71,086
		144,125
Hotels, Restaurants & Leisure — 1.5%
Bloomin' Brands, Inc.	2,746	77,300
Everi Holdings, Inc. *	8,076	91,016
Jack in the Box, Inc.	663	54,121
		222,437
Household Durables — 2.1%
La-Z-Boy, Inc.	2,237	82,590
M/I Homes, Inc. *	1,017	140,082
MDC Holdings, Inc.	1,428	78,897
		301,569
Industrial REITs — 1.4%
Plymouth Industrial REIT, Inc.	4,076	98,109
Terreno Realty Corp.	1,700	106,539
		204,648
Insurance — 3.4%
Safety Insurance Group, Inc.	2,408	182,984
Selective Insurance Group, Inc.	3,013	299,733
		482,717
Interactive Media & Services — 1.3%
IAC, Inc. *	2,311	121,050
TripAdvisor, Inc. *	2,731	58,799
		179,849
Life Sciences Tools & Services — 0.5%
Fortrea Holdings, Inc. *	2,005	69,975
Machinery — 5.8%
Alamo Group, Inc.	772	162,267
Douglas Dynamics, Inc.	2,327	69,065
Enpro Inc.	626	98,119
Kadant, Inc.	549	153,890
Mueller Industries, Inc.	2,680	126,362
INVESTMENTS	SHARES	VALUE($)

Machinery — continued
Toro Co. (The)	817	78,424
Watts Water Technologies, Inc., Class A	729	151,880
		840,007
Media — 1.2%
John Wiley & Sons, Inc., Class A	5,256	166,825
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Ladder Capital Corp.	5,257	60,508
Multi-Utilities — 0.9%
Unitil Corp.	2,379	125,064
Office REITs — 1.7%
Equity Commonwealth	7,666	147,187
Highwoods Properties, Inc.	4,113	94,435
		241,622
Oil, Gas & Consumable Fuels — 4.8%
Chord Energy Corp.	1,122	186,510
CNX Resources Corp. *	4,059	81,180
Equitrans Midstream Corp.	9,066	92,292
Magnolia Oil & Gas Corp., Class A	6,697	142,579
Matador Resources Co.	3,186	181,156
		683,717
Personal Care Products — 1.4%
Edgewell Personal Care Co.	3,359	123,040
Inter Parfums, Inc.	586	84,390
		207,430
Pharmaceuticals — 0.6%
Prestige Consumer Healthcare, Inc. *	1,305	79,892
Professional Services — 1.1%
ASGN, Inc. *	1,119	107,614
Verra Mobility Corp., Class A *	2,302	53,015
		160,629
Residential REITs — 1.2%
American Homes 4 Rent, Class A	2,438	87,670
Centerspace	1,459	84,914
		172,584
Retail REITs — 2.2%
Agree Realty Corp.	2,843	178,967
Kite Realty Group Trust	6,098	139,400
		318,367
Semiconductors & Semiconductor Equipment — 2.7%
Amkor Technology, Inc.	2,855	94,986
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Exchange-Traded Funds	December 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Cohu, Inc. *	4,001	141,596
Synaptics, Inc. *	1,341	152,981
		389,563
Specialty Retail — 1.7%
Group 1 Automotive, Inc.	537	163,646
Urban Outfitters, Inc. *	2,386	85,156
		248,802
Textiles, Apparel & Luxury Goods — 3.3%
Carter's, Inc.	1,607	120,348
Kontoor Brands, Inc.	2,338	145,938
Movado Group, Inc.	1,934	58,310
Steven Madden Ltd.	3,704	155,568
		480,164
Trading Companies & Distributors — 3.1%
Applied Industrial Technologies, Inc.	815	140,742
Beacon Roofing Supply, Inc. *	1,741	151,502
McGrath RentCorp	1,309	156,583
		448,827
Water Utilities — 0.9%
American States Water Co.	1,627	130,843
Total Common Stocks (Cost $12,812,933)		13,864,554
Short-Term Investments — 4.0%
Investment Companies — 3.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c) (Cost $535,500)	535,500	535,500
INVESTMENTS	SHARES	VALUE($)

Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c) (Cost $38,770)	38,770	38,770
Total Short-Term Investments (Cost $574,270)		574,270
Total Investments — 100.2% (Cost $13,387,203)		14,438,824
Liabilities in Excess of Other Assets — (0.2)%		(31,820)
NET ASSETS — 100.0%		14,407,004

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $38,265.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	29

JPMorgan Active Value ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 97.1%
Aerospace & Defense — 2.9%
Boeing Co. (The) *	28,216	7,354,783
General Dynamics Corp.	17,707	4,597,977
Howmet Aerospace, Inc.	27,076	1,465,353
Northrop Grumman Corp.	9,700	4,540,958
RTX Corp.	52,137	4,386,807
		22,345,878
Air Freight & Logistics — 1.8%
FedEx Corp.	13,547	3,426,984
United Parcel Service, Inc., Class B	70,520	11,087,860
		14,514,844
Banks — 10.5%
Bank of America Corp.	757,357	25,500,210
Citigroup, Inc.	152,599	7,849,693
Fifth Third Bancorp	148,856	5,134,043
M&T Bank Corp.	26,440	3,624,395
PNC Financial Services Group, Inc. (The)	50,412	7,806,298
Truist Financial Corp.	266,493	9,838,922
US Bancorp	104,088	4,504,929
Wells Fargo & Co.	358,223	17,631,736
		81,890,226
Beverages — 0.6%
Keurig Dr Pepper, Inc.	45,648	1,520,991
PepsiCo, Inc.	17,257	2,930,929
		4,451,920
Biotechnology — 3.9%
AbbVie, Inc.	96,395	14,938,333
Biogen, Inc. *	22,121	5,724,251
BioMarin Pharmaceutical, Inc. *	19,966	1,925,122
Regeneron Pharmaceuticals, Inc. *	3,430	3,012,535
Vertex Pharmaceuticals, Inc. *	12,211	4,968,534
		30,568,775
Building Products — 1.4%
Carrier Global Corp.	117,349	6,741,700
Masco Corp.	63,939	4,282,634
		11,024,334
Capital Markets — 5.6%
BlackRock, Inc.	9,796	7,952,393
Charles Schwab Corp. (The)	124,509	8,566,219
Goldman Sachs Group, Inc. (The)	22,783	8,788,998
Intercontinental Exchange, Inc.	15,675	2,013,140
Morgan Stanley	80,579	7,513,992
INVESTMENTS	SHARES	VALUE($)

Capital Markets — continued
Raymond James Financial, Inc.	51,606	5,754,069
S&P Global, Inc.	6,885	3,032,980
		43,621,791
Chemicals — 3.4%
Air Products and Chemicals, Inc.	31,009	8,490,264
Axalta Coating Systems Ltd. *	226,763	7,703,139
Chemours Co. (The)	184,371	5,815,062
FMC Corp.	70,806	4,464,318
		26,472,783
Commercial Services & Supplies — 0.4%
Republic Services, Inc.	21,521	3,549,028
Construction Materials — 0.7%
Vulcan Materials Co.	23,593	5,355,847
Consumer Finance — 0.8%
American Express Co.	25,680	4,810,891
Capital One Financial Corp.	10,533	1,381,087
		6,191,978
Consumer Staples Distribution & Retail — 2.9%
BJ's Wholesale Club Holdings, Inc. *	44,130	2,941,706
Dollar General Corp.	18,048	2,453,626
Dollar Tree, Inc. *	13,924	1,977,904
Performance Food Group Co. *	73,848	5,106,589
Walmart, Inc.	64,075	10,101,424
		22,581,249
Containers & Packaging — 1.0%
Ball Corp.	27,654	1,590,658
Graphic Packaging Holding Co.	76,837	1,894,032
Silgan Holdings, Inc.	93,074	4,211,599
		7,696,289
Diversified Telecommunication Services — 0.2%
AT&T, Inc.	109,424	1,836,135
Electric Utilities — 2.0%
Entergy Corp.	68,126	6,893,670
NextEra Energy, Inc.	100,661	6,114,149
Xcel Energy, Inc.	49,522	3,065,907
		16,073,726
Electrical Equipment — 1.6%
Eaton Corp. plc	22,585	5,438,920
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Exchange-Traded Funds	December 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Electrical Equipment — continued
Emerson Electric Co.	65,657	6,390,396
Vertiv Holdings Co., Class A	17,889	859,208
		12,688,524
Entertainment — 1.4%
Endeavor Group Holdings, Inc., Class A	90,250	2,141,632
Walt Disney Co. (The) *	66,679	6,020,447
Warner Bros Discovery, Inc. *	231,281	2,631,978
		10,794,057
Financial Services — 3.8%
Berkshire Hathaway, Inc., Class B *	40,962	14,609,507
Fidelity National Information Services, Inc.	84,044	5,048,523
Fiserv, Inc. *	67,591	8,978,789
Rocket Cos., Inc., Class A *	56,769	822,015
		29,458,834
Food Products — 0.9%
Lamb Weston Holdings, Inc.	36,671	3,963,768
Mondelez International, Inc., Class A	44,856	3,248,920
		7,212,688
Ground Transportation — 1.7%
CSX Corp.	302,112	10,474,223
Knight-Swift Transportation Holdings, Inc.	25,837	1,489,503
Union Pacific Corp.	6,359	1,561,898
		13,525,624
Health Care Equipment & Supplies — 3.1%
Baxter International, Inc.	45,889	1,774,069
Becton Dickinson & Co.	11,787	2,874,024
Boston Scientific Corp. *	73,180	4,230,536
Medtronic plc	109,930	9,056,033
Zimmer Biomet Holdings, Inc.	50,119	6,099,482
		24,034,144
Health Care Providers & Services — 3.9%
Centene Corp. *	92,945	6,897,449
Cigna Group (The)	11,827	3,541,595
CVS Health Corp.	59,720	4,715,491
Elevance Health, Inc.	4,395	2,072,506
Humana, Inc.	7,021	3,214,284
UnitedHealth Group, Inc.	15,780	8,307,697
Universal Health Services, Inc., Class B	10,660	1,625,010
		30,374,032
Health Care REITs — 0.4%
Ventas, Inc.	58,316	2,906,469
INVESTMENTS	SHARES	VALUE($)

Hotel & Resort REITs — 0.3%
Host Hotels & Resorts, Inc.	109,391	2,129,843
Hotels, Restaurants & Leisure — 1.4%
Booking Holdings, Inc. *	542	1,922,593
Carnival Corp. *	69,406	1,286,787
McDonald's Corp.	14,601	4,329,343
Royal Caribbean Cruises Ltd. *	28,030	3,629,605
		11,168,328
Household Durables — 0.2%
Lennar Corp., Class A	10,277	1,531,684
Household Products — 0.6%
Procter & Gamble Co. (The)	32,366	4,742,914
Industrial Conglomerates — 0.7%
Honeywell International, Inc.	27,342	5,733,891
Insurance — 3.2%
Chubb Ltd.	18,114	4,093,764
Hartford Financial Services Group, Inc. (The)	47,797	3,841,923
Marsh & McLennan Cos., Inc.	10,882	2,061,813
MetLife, Inc.	102,069	6,749,823
Prudential Financial, Inc.	16,986	1,761,618
Travelers Cos., Inc. (The)	33,803	6,439,133
		24,948,074
Interactive Media & Services — 1.5%
Alphabet, Inc., Class C *	27,858	3,926,028
Meta Platforms, Inc., Class A *	22,748	8,051,882
		11,977,910
IT Services — 0.4%
International Business Machines Corp.	17,558	2,871,611
Life Sciences Tools & Services — 0.4%
Thermo Fisher Scientific, Inc.	5,419	2,876,351
Machinery — 1.4%
Dover Corp.	36,989	5,689,278
Middleby Corp. (The) *	14,255	2,097,908
Parker-Hannifin Corp.	7,730	3,561,211
		11,348,397
Media — 2.6%
Charter Communications, Inc., Class A *	12,182	4,734,900
Comcast Corp., Class A	253,718	11,125,534
Interpublic Group of Cos., Inc. (The)	69,560	2,270,438
Liberty Media Corp-Liberty SiriusXM, Class A *	69,977	2,011,139
		20,142,011
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	31

JPMorgan Active Value ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Metals & Mining — 0.7%
Alcoa Corp.	57,594	1,958,196
Freeport-McMoRan, Inc.	26,135	1,112,567
Kinross Gold Corp. (Canada)	155,458	940,521
Steel Dynamics, Inc.	9,721	1,148,050
		5,159,334
Multi-Utilities — 1.8%
CMS Energy Corp.	94,356	5,479,253
DTE Energy Co.	17,011	1,875,633
Public Service Enterprise Group, Inc.	116,127	7,101,166
		14,456,052
Office REITs — 0.2%
Vornado Realty Trust	64,633	1,825,882
Oil, Gas & Consumable Fuels — 6.6%
Chevron Corp.	115,817	17,275,264
ConocoPhillips	87,694	10,178,642
EOG Resources, Inc.	48,303	5,842,248
Exxon Mobil Corp.	146,519	14,648,970
Pioneer Natural Resources Co.	15,641	3,517,348
		51,462,472
Passenger Airlines — 0.3%
Southwest Airlines Co.	83,062	2,398,831
Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co.	254,478	13,057,266
Eli Lilly & Co.	3,197	1,863,595
Johnson & Johnson	37,811	5,926,496
Merck & Co., Inc.	12,830	1,398,727
Pfizer, Inc.	63,116	1,817,110
		24,063,194
Residential REITs — 0.5%
AvalonBay Communities, Inc.	6,786	1,270,475
Equity Residential	45,565	2,786,755
		4,057,230
Retail REITs — 0.4%
Kimco Realty Corp.	163,936	3,493,476
Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices, Inc. *	21,947	3,235,207
Analog Devices, Inc.	31,563	6,267,149
Intel Corp.	33,820	1,699,455
Microchip Technology, Inc.	35,331	3,186,150
NXP Semiconductors NV (China)	48,030	11,031,530
INVESTMENTS	SHARES	VALUE($)

Semiconductors & Semiconductor Equipment — continued
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	37,155	3,864,120
Teradyne, Inc.	22,049	2,392,758
Texas Instruments, Inc.	68,745	11,718,273
		43,394,642
Software — 1.5%
Microsoft Corp.	15,641	5,881,642
Oracle Corp.	36,122	3,808,342
Salesforce, Inc. *	7,803	2,053,281
		11,743,265
Specialized REITs — 1.0%
Digital Realty Trust, Inc.	56,589	7,615,748
Specialty Retail — 3.3%
AutoZone, Inc. *	1,522	3,935,299
Best Buy Co., Inc.	36,599	2,864,970
Burlington Stores, Inc. *	9,025	1,755,182
Home Depot, Inc. (The)	12,846	4,451,781
Lowe's Cos., Inc.	20,700	4,606,785
O'Reilly Automotive, Inc. *	2,398	2,278,292
TJX Cos., Inc. (The)	63,719	5,977,479
		25,869,788
Technology Hardware, Storage & Peripherals — 0.4%
Seagate Technology Holdings plc	36,293	3,098,333
Textiles, Apparel & Luxury Goods — 1.3%
Capri Holdings Ltd. *	22,861	1,148,536
Kontoor Brands, Inc.	79,173	4,941,979
NIKE, Inc., Class B	27,130	2,945,504
Tapestry, Inc.	28,749	1,058,251
		10,094,270
Tobacco — 1.0%
Philip Morris International, Inc.	81,438	7,661,687
Trading Companies & Distributors — 1.6%
AerCap Holdings NV (Ireland) *	70,016	5,203,589
Air Lease Corp., Class A	54,521	2,286,611
WESCO International, Inc.	28,866	5,019,220
		12,509,420
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.	12,889	2,066,493
Total Common Stocks (Cost $695,802,994)		759,610,306
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Exchange-Traded Funds	December 31, 2023

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 2.8%
Investment Companies — 2.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b) (Cost $21,877,028)	21,877,028	21,877,028
Total Investments — 99.9% (Cost $717,680,022)		781,487,334
Other Assets Less Liabilities — 0.1%		858,659
NET ASSETS — 100.0%		782,345,993

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	33

JPMorgan Equity Premium Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 85.0%
Aerospace & Defense — 1.3%
General Dynamics Corp.	345,461	89,705,858
RTX Corp.	1,872,710	157,569,820
Textron, Inc.	1,940,096	156,022,520
		403,298,198
Air Freight & Logistics — 1.5%
FedEx Corp.	459,428	116,221,501
United Parcel Service, Inc., Class B	2,107,975	331,436,909
		447,658,410
Banks — 0.6%
US Bancorp	4,393,373	190,145,183
Beverages — 2.6%
Coca-Cola Co. (The)	5,128,785	302,239,300
Monster Beverage Corp. *	1,628,548	93,820,650
PepsiCo, Inc.	2,288,447	388,669,839
		784,729,789
Biotechnology — 3.8%
AbbVie, Inc.	2,777,151	430,375,091
Biogen, Inc. *	126,061	32,620,805
Regeneron Pharmaceuticals, Inc. *	352,208	309,340,764
Vertex Pharmaceuticals, Inc. *	986,244	401,292,821
		1,173,629,481
Broadline Retail — 1.7%
Amazon.com, Inc. *	3,362,617	510,916,027
Building Products — 1.6%
Trane Technologies plc	1,995,296	486,652,694
Capital Markets — 2.5%
CME Group, Inc.	1,803,107	379,734,334
Intercontinental Exchange, Inc.	1,391,578	178,720,362
S&P Global, Inc.	476,986	210,121,873
		768,576,569
Chemicals — 3.0%
Air Products and Chemicals, Inc.	1,287,959	352,643,174
Dow, Inc.	1,819,524	99,782,696
Linde plc (a)	895,811	367,918,536
LyondellBasell Industries NV, Class A	935,807	88,976,530
		909,320,936
Commercial Services & Supplies — 0.0% ^
Veralto Corp.	220,018	18,098,681
Communications Equipment — 0.2%
Motorola Solutions, Inc.	211,438	66,199,123
INVESTMENTS	SHARES	VALUE($)

Consumer Finance — 0.5%
American Express Co.	770,976	144,434,644
Consumer Staples Distribution & Retail — 2.4%
Costco Wholesale Corp.	630,939	416,470,215
Target Corp. (a)	485,544	69,151,176
Walmart, Inc.	1,506,155	237,445,336
		723,066,727
Electric Utilities — 2.0%
NextEra Energy, Inc.	3,851,708	233,952,744
PG&E Corp.	5,073,588	91,476,792
Southern Co. (The)	4,338,661	304,226,909
		629,656,445
Electrical Equipment — 1.2%
Eaton Corp. plc	1,517,184	365,368,251
Electronic Equipment, Instruments & Components — 0.6%
Keysight Technologies, Inc. *	1,161,290	184,749,626
Financial Services — 5.0%
Berkshire Hathaway, Inc., Class B *	570,349	203,420,674
FleetCor Technologies, Inc. *	826,101	233,464,403
Jack Henry & Associates, Inc.	1,040,553	170,036,766
Mastercard, Inc., Class A	1,095,831	467,382,880
Visa, Inc., Class A (a)	1,714,614	446,399,755
		1,520,704,478
Food Products — 2.0%
Hershey Co. (The)	1,082,135	201,753,250
Mondelez International, Inc., Class A	5,495,459	398,036,095
		599,789,345
Ground Transportation — 2.5%
CSX Corp.	5,563,345	192,881,171
Norfolk Southern Corp.	899,455	212,613,173
Old Dominion Freight Line, Inc.	609,874	247,200,229
Union Pacific Corp.	409,099	100,482,896
		753,177,469
Health Care Equipment & Supplies — 1.0%
Becton Dickinson & Co.	105,209	25,653,111
Boston Scientific Corp. *	2,405,003	139,033,223
Medtronic plc	1,727,389	142,302,306
		306,988,640
Health Care Providers & Services — 2.5%
Centene Corp. *	908,511	67,420,601
Elevance Health, Inc.	310,941	146,627,338
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Exchange-Traded Funds	December 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Providers & Services — continued
Humana, Inc.	307,298	140,684,097
UnitedHealth Group, Inc.	781,248	411,303,635
		766,035,671
Hotels, Restaurants & Leisure — 3.2%
Booking Holdings, Inc. *	54,569	193,568,248
Chipotle Mexican Grill, Inc. *	174,558	399,207,164
Yum! Brands, Inc.	3,062,629	400,163,105
		992,938,517
Household Products — 3.2%
Church & Dwight Co., Inc.	2,131,009	201,508,211
Colgate-Palmolive Co.	2,366,586	188,640,570
Kimberly-Clark Corp.	1,656,441	201,274,146
Procter & Gamble Co. (The)	2,673,927	391,837,263
		983,260,190
Industrial Conglomerates — 1.3%
Honeywell International, Inc.	1,890,992	396,559,932
Industrial REITs — 1.0%
Prologis, Inc. (a)	2,306,781	307,493,907
Insurance — 3.5%
Chubb Ltd.	764,286	172,728,636
Globe Life, Inc.	346,687	42,198,742
Progressive Corp. (The)	2,954,746	470,631,943
Travelers Cos., Inc. (The)	1,960,096	373,378,687
		1,058,938,008
Interactive Media & Services — 2.5%
Alphabet, Inc., Class A *	2,632,850	367,782,816
Meta Platforms, Inc., Class A *	1,164,327	412,125,185
		779,908,001
IT Services — 2.6%
Accenture plc, Class A	1,320,100	463,236,291
Cognizant Technology Solutions Corp., Class A	3,719,030	280,898,336
VeriSign, Inc. *	256,979	52,927,395
		797,062,022
Life Sciences Tools & Services — 1.1%
Danaher Corp.	604,262	139,789,971
Thermo Fisher Scientific, Inc.	392,147	208,147,706
		347,937,677
Machinery — 2.2%
Deere & Co.	520,018	207,939,598
INVESTMENTS	SHARES	VALUE($)

Machinery — continued
Dover Corp.	1,536,476	236,325,373
Otis Worldwide Corp.	2,626,844	235,023,733
		679,288,704
Media — 1.6%
Charter Communications, Inc., Class A *	195,771	76,092,273
Comcast Corp., Class A	9,287,172	407,242,492
		483,334,765
Multi-Utilities — 2.0%
Ameren Corp.	1,135,727	82,158,491
CMS Energy Corp.	2,077,098	120,617,081
Dominion Energy, Inc.	663,094	31,165,418
Public Service Enterprise Group, Inc.	6,242,188	381,709,796
		615,650,786
Oil, Gas & Consumable Fuels — 2.5%
ConocoPhillips	2,256,525	261,914,857
EOG Resources, Inc.	1,613,432	195,144,600
Exxon Mobil Corp.	2,993,400	299,280,132
		756,339,589
Personal Care Products — 0.2%
Kenvue, Inc.	2,320,153	49,952,894
Pharmaceuticals — 3.2%
Bristol-Myers Squibb Co.	6,271,230	321,776,811
Eli Lilly & Co.	603,034	351,520,579
Johnson & Johnson	835,828	131,007,681
Merck & Co., Inc.	1,501,893	163,736,375
		968,041,446
Residential REITs — 0.2%
Equity Residential	307,905	18,831,470
UDR, Inc. (a)	1,061,697	40,652,378
		59,483,848
Semiconductors & Semiconductor Equipment — 4.3%
Analog Devices, Inc.	1,678,891	333,360,597
ASML Holding NV (Registered), NYRS (Netherlands)	260,621	197,269,247
NXP Semiconductors NV (China)	1,794,062	412,060,160
Texas Instruments, Inc.	2,115,262	360,567,561
		1,303,257,565
Software — 6.6%
Adobe, Inc. *	767,489	457,883,938
Autodesk, Inc. *	114,564	27,894,043
Cadence Design Systems, Inc. *	548,528	149,402,571
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	35

JPMorgan Equity Premium Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Software — continued
Intuit, Inc.	794,010	496,280,070
Microsoft Corp.	1,338,884	503,473,939
ServiceNow, Inc. *	365,835	258,458,769
Synopsys, Inc. *	261,836	134,821,975
		2,028,215,305
Specialized REITs — 1.9%
American Tower Corp.	194,597	42,009,601
Equinix, Inc.	324,867	261,644,633
SBA Communications Corp.	1,110,364	281,688,243
		585,342,477
Specialty Retail — 2.6%
AutoZone, Inc. *	65,533	169,442,780
Best Buy Co., Inc.	647,281	50,669,157
Burlington Stores, Inc. *	96,993	18,863,199
Lowe's Cos., Inc.	1,607,448	357,737,552
O'Reilly Automotive, Inc. *	26,819	25,480,196
TJX Cos., Inc. (The)	1,768,456	165,898,857
		788,091,741
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.	288,514	55,547,601
Seagate Technology Holdings plc	478,882	40,882,156
		96,429,757
Tobacco — 0.4%
Altria Group, Inc.	961,271	38,777,672
Philip Morris International, Inc.	785,498	73,899,652
		112,677,324
Trading Companies & Distributors — 0.1%
WW Grainger, Inc.	31,535	26,132,739
Total Common Stocks (Cost $22,728,803,953)		25,969,533,581
	PRINCIPAL AMOUNT($)
Equity-Linked Notes — 13.7%
BNP Paribas, ELN, 40.46%, 1/9/2024, (linked to S&P 500 Index) (b)	62,393	256,967,442
BNP Paribas, ELN, 41.73%, 1/26/2024, (linked to S&P 500 Index) (b)	61,656	295,891,460
BNP Paribas, ELN, 42.35%, 1/17/2024, (linked to S&P 500 Index) (b)	62,151	262,149,189
BNP Paribas, ELN, 43.63%, 2/2/2024, (linked to S&P 500 Index) (b)	62,412	300,408,304
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

BofA Finance LLC, ELN, 43.80%, 1/12/2024, (linked to S&P 500 Index) (b)	62,366	257,005,920
Canadian Imperial Bank of Commerce, ELN, 42.13%, 2/5/2024, (linked to S&P 500 Index) (Canada) (b)	62,322	299,471,544
Goldman Sachs & Co. LLC, ELN, 43.53%, 1/16/2024, (linked to S&P 500 Index) (b)	62,402	256,804,199
Goldman Sachs & Co. LLC, ELN, 46.45%, 1/30/2024, (linked to S&P 500 Index) (b)	60,041	287,753,097
Royal Bank of Canada, ELN, 47.51%,1/ 29/2024, (linked to S&P 500 Index) (Canada) (b)	63,426	295,553,743
Societe Generale, ELN, 38.15%, 1/5/2024, (linked to S&P 500 Index) (France) (b)	63,667	255,342,233
Societe Generale, ELN, 38.94%, 1/19/2024, (linked to S&P 500 Index) (b)	61,373	270,776,449
Societe Generale, ELN, 40.12%, 1/8/2024, (linked to S&P 500 Index) (France) (b)	63,728	254,578,703
The Bank of Nova Scotia, ELN, 42.11%, 2/6/2024, (linked to S&P 500 Index) (Canada) (b)	62,299	298,979,131
UBS Securities LLC, ELN, 37.72%, 1/22/2024, (linked to S&P 500 Index) (Switzerland) (b)	60,547	282,593,435
UBS Securities LLC, ELN, 38.46%, 1/23/2024, (linked to S&P 500 Index) (Switzerland) (b)	62,294	292,494,002
Total Equity-Linked Notes (Cost $4,354,984,017)		4,166,768,851
	SHARES
Short-Term Investments — 0.6%
Investment Companies — 0.0% ^
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (c) (d) (Cost $8,580,135)	8,580,135	8,580,135
Investment of Cash Collateral from Securities Loaned — 0.6%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (c) (d)	154,033,369	154,094,982
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Exchange-Traded Funds	December 31, 2023

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (c) (d)	18,464,645	18,464,645
Total Investment of Cash Collateral from Securities Loaned (Cost $172,556,019)		172,559,627
Total Short-Term Investments (Cost $181,136,154)		181,139,762
Total Investments — 99.3% (Cost $27,264,924,124)		30,317,442,194
Other Assets Less Liabilities — 0.7%		225,642,990
NET ASSETS — 100.0%		30,543,085,184

Percentages indicated are based on net assets.

Abbreviations
ELN	Equity-Linked Note
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $169,175,386.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	37

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.1%
Aerospace & Defense — 0.2%
AeroVironment, Inc. *	5,905	744,266
Curtiss-Wright Corp.	1,631	363,371
Woodward, Inc.	4,596	625,653
		1,733,290
Air Freight & Logistics — 0.4%
Forward Air Corp.	8,491	533,829
GXO Logistics, Inc. *	24,068	1,471,999
Hub Group, Inc., Class A *	22,680	2,085,199
		4,091,027
Automobile Components — 1.5%
Adient plc *	24,609	894,783
American Axle & Manufacturing Holdings, Inc. *	37,783	332,868
Autoliv, Inc. (Sweden)	38,109	4,199,231
Dana, Inc.	88,246	1,289,274
Fox Factory Holding Corp. *	5,764	388,955
Gentex Corp. *	70,043	2,287,604
Gentherm, Inc. *	8,756	458,464
Goodyear Tire & Rubber Co. (The) * (a)	74,078	1,060,797
LCI Industries	6,503	817,492
Lear Corp.	15,272	2,156,559
Patrick Industries, Inc.	7,265	729,043
		14,615,070
Automobiles — 0.4%
Harley-Davidson, Inc.	32,670	1,203,563
Thor Industries, Inc.	15,299	1,809,107
Winnebago Industries, Inc. (a)	10,479	763,709
		3,776,379
Banks — 6.6%
Ameris Bancorp	52,998	2,811,544
Associated Banc-Corp.	36,445	779,558
Banc of California, Inc.	39,369	528,726
Bancorp, Inc. (The) *	26,296	1,013,974
BankUnited, Inc.	18,793	609,457
Banner Corp.	28,418	1,522,068
Brookline Bancorp, Inc.	19,236	209,865
Cadence Bank (a)	19,198	568,069
Central Pacific Financial Corp.	29,564	581,819
Columbia Banking System, Inc.	52,144	1,391,202
Commerce Bancshares, Inc. (a)	31,760	1,696,302
Cullen/Frost Bankers, Inc.	29,981	3,252,639
Customers Bancorp, Inc. *	28,514	1,642,977
CVB Financial Corp.	73,061	1,475,102
INVESTMENTS	SHARES	VALUE($)

Banks — continued
Dime Community Bancshares, Inc.	12,776	344,058
East West Bancorp, Inc.	62,730	4,513,423
FB Financial Corp.	8,524	339,681
First BanCorp (Puerto Rico)	156,046	2,566,957
First Commonwealth Financial Corp.	90,490	1,397,166
First Horizon Corp.	141,245	2,000,029
FNB Corp.	154,803	2,131,637
Hancock Whitney Corp.	21,980	1,068,008
Hanmi Financial Corp.	8,992	174,445
Hope Bancorp, Inc.	111,530	1,347,282
National Bank Holdings Corp., Class A	48,425	1,800,926
NBT Bancorp, Inc.	9,085	380,752
New York Community Bancorp, Inc.	137,632	1,407,975
OFG Bancorp (Puerto Rico)	72,994	2,735,815
Old National Bancorp	105,742	1,785,982
Pathward Financial, Inc.	32,270	1,708,051
Pinnacle Financial Partners, Inc.	46,537	4,058,957
Preferred Bank	3,655	266,998
Prosperity Bancshares, Inc.	47,060	3,187,374
Renasant Corp.	14,557	490,280
Southside Bancshares, Inc.	32,081	1,004,777
SouthState Corp.	3,714	313,647
Synovus Financial Corp.	49,583	1,866,800
Triumph Financial, Inc. *	6,019	482,603
UMB Financial Corp.	5,216	435,797
United Community Banks, Inc.	15,337	448,761
Veritex Holdings, Inc.	12,025	279,822
WaFd, Inc.	31,109	1,025,353
Webster Financial Corp.	31,433	1,595,539
Wintrust Financial Corp.	38,106	3,534,331
WSFS Financial Corp.	15,732	722,571
		63,499,099
Beverages — 0.4%
Boston Beer Co., Inc. (The), Class A *	2,434	841,166
Celsius Holdings, Inc. * (a)	37,401	2,039,103
Coca-Cola Consolidated, Inc.	1,423	1,321,113
		4,201,382
Biotechnology — 1.7%
Arrowhead Pharmaceuticals, Inc. * (a)	42,237	1,292,452
Exelixis, Inc. *	232,958	5,588,662
Neurocrine Biosciences, Inc. *	27,816	3,665,036
United Therapeutics Corp. *	26,696	5,870,184
		16,416,334
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Exchange-Traded Funds	December 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Broadline Retail — 0.4%
Kohl's Corp. (a)	65,232	1,870,854
Macy's, Inc. (a)	66,028	1,328,483
Nordstrom, Inc. (a)	11,511	212,378
Ollie's Bargain Outlet Holdings, Inc. *	9,401	713,442
		4,125,157
Building Products — 3.8%
AAON, Inc.	12,293	908,084
Advanced Drainage Systems, Inc.	17,680	2,486,515
Apogee Enterprises, Inc.	5,616	299,951
AZZ, Inc.	6,601	383,452
Builders FirstSource, Inc. *	46,679	7,792,592
Carlisle Cos., Inc.	13,885	4,338,091
Gibraltar Industries, Inc. *	24,584	1,941,644
Griffon Corp.	13,489	822,155
Lennox International, Inc.	7,495	3,354,162
Masterbrand, Inc. *	33,218	493,287
Owens Corning	27,513	4,078,252
PGT Innovations, Inc. *	31,882	1,297,597
Resideo Technologies, Inc. *	41,946	789,424
Simpson Manufacturing Co., Inc.	11,654	2,307,259
Trex Co., Inc. *	4,350	360,136
UFP Industries, Inc.	36,774	4,616,976
		36,269,577
Capital Markets — 1.7%
Affiliated Managers Group, Inc.	17,981	2,722,683
Brightsphere Investment Group, Inc.	28,952	554,720
Donnelley Financial Solutions, Inc. *	12,989	810,124
Evercore, Inc., Class A	6,001	1,026,471
Federated Hermes, Inc.	12,527	424,164
Interactive Brokers Group, Inc., Class A	22,158	1,836,898
Janus Henderson Group plc	34,273	1,033,331
Jefferies Financial Group, Inc.	11,453	462,816
Morningstar, Inc. (a)	6,637	1,899,775
Piper Sandler Cos.	3,469	606,624
SEI Investments Co.	25,847	1,642,577
Stifel Financial Corp.	26,778	1,851,699
StoneX Group, Inc. *	6,408	473,103
Virtus Investment Partners, Inc.	1,977	477,959
		15,822,944
Chemicals — 1.9%
AdvanSix, Inc.	29,948	897,242
Ashland, Inc.	11,276	950,680
Avient Corp.	42,121	1,750,970
INVESTMENTS	SHARES	VALUE($)

Chemicals — continued
Axalta Coating Systems Ltd. *	23,115	785,217
Cabot Corp.	27,957	2,334,409
Chemours Co. (The)	57,158	1,802,763
Hawkins, Inc.	5,102	359,283
HB Fuller Co.	27,551	2,242,927
Ingevity Corp. *	8,637	407,839
Livent Corp. * (a)	19,727	354,691
Minerals Technologies, Inc.	7,861	560,568
RPM International, Inc.	25,266	2,820,444
Scotts Miracle-Gro Co. (The)	11,226	715,657
Sensient Technologies Corp.	15,793	1,042,338
Stepan Co.	9,342	883,286
		17,908,314
Commercial Services & Supplies — 1.5%
ABM Industries, Inc.	17,135	768,162
Brady Corp., Class A	48,364	2,838,483
Brink's Co. (The)	14,053	1,235,961
Clean Harbors, Inc. *	23,742	4,143,217
CoreCivic, Inc. *	29,578	429,768
Deluxe Corp. (a)	7,737	165,959
Enviri Corp. *	17,694	159,246
Interface, Inc., Class A	17,249	217,682
MillerKnoll, Inc.	22,581	602,461
OPENLANE, Inc. *	34,231	506,961
Stericycle, Inc. *	6,503	322,289
Tetra Tech, Inc.	14,489	2,418,649
Viad Corp. *	5,357	193,923
		14,002,761
Communications Equipment — 0.9%
ADTRAN Holdings, Inc.	14,911	109,447
Calix, Inc. *	14,925	652,073
Ciena Corp. *	90,029	4,052,205
Digi International, Inc. *	9,056	235,456
Extreme Networks, Inc. *	31,964	563,845
Lumentum Holdings, Inc. *	14,911	781,635
Viasat, Inc. * (a)	45,493	1,271,529
Viavi Solutions, Inc. *	59,954	603,737
		8,269,927
Construction & Engineering — 1.7%
AECOM	35,215	3,254,922
Arcosa, Inc.	14,412	1,191,008
Comfort Systems USA, Inc.	9,189	1,889,902
EMCOR Group, Inc.	22,058	4,751,955
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	39

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Construction & Engineering — continued
MasTec, Inc. *	15,415	1,167,224
MDU Resources Group, Inc.	56,643	1,121,531
MYR Group, Inc. *	17,546	2,537,678
		15,914,220
Construction Materials — 0.2%
Eagle Materials, Inc.	7,327	1,486,209
Consumer Finance — 0.7%
Encore Capital Group, Inc. * (a)	8,756	444,367
Enova International, Inc. *	18,244	1,009,988
EZCORP, Inc., Class A * (a)	23,859	208,528
FirstCash Holdings, Inc.	22,937	2,486,141
PROG Holdings, Inc. *	18,339	566,859
SLM Corp.	98,053	1,874,773
		6,590,656
Consumer Staples Distribution & Retail — 2.1%
Andersons, Inc. (The)	32,966	1,896,864
BJ's Wholesale Club Holdings, Inc. *	35,491	2,365,830
Casey's General Stores, Inc.	14,730	4,046,920
Performance Food Group Co. *	68,438	4,732,488
SpartanNash Co.	52,858	1,213,091
Sprouts Farmers Market, Inc. *	43,765	2,105,534
United Natural Foods, Inc. *	68,478	1,111,398
US Foods Holding Corp. *	59,003	2,679,326
		20,151,451
Containers & Packaging — 1.2%
AptarGroup, Inc.	14,122	1,745,761
Berry Global Group, Inc.	45,279	3,051,352
Crown Holdings, Inc.	12,215	1,124,879
Greif, Inc., Class A	13,030	854,638
Myers Industries, Inc.	10,395	203,222
O-I Glass, Inc. *	19,510	319,574
Silgan Holdings, Inc.	20,995	950,024
Sonoco Products Co.	53,909	3,011,896
		11,261,346
Diversified Consumer Services — 1.1%
Adtalem Global Education, Inc. *	13,848	816,340
Frontdoor, Inc. *	21,790	767,444
Graham Holdings Co., Class B	1,701	1,184,781
Grand Canyon Education, Inc. *	7,971	1,052,491
H&R Block, Inc.	45,357	2,193,918
Service Corp. International	44,605	3,053,212
INVESTMENTS	SHARES	VALUE($)

Diversified Consumer Services — continued
Strategic Education, Inc.	5,768	532,790
Stride, Inc. * (a)	10,758	638,702
		10,239,678
Diversified REITs — 0.6%
American Assets Trust, Inc.	35,103	790,169
Armada Hoffler Properties, Inc.	48,664	601,974
Essential Properties Realty Trust, Inc.	109,015	2,786,423
WP Carey, Inc.	20,088	1,301,903
		5,480,469
Diversified Telecommunication Services — 0.2%
Cogent Communications Holdings, Inc.	11,012	837,573
Iridium Communications, Inc.	36,208	1,490,321
		2,327,894
Electric Utilities — 0.7%
IDACORP, Inc.	33,496	3,293,327
OGE Energy Corp.	98,932	3,455,695
		6,749,022
Electrical Equipment — 1.4%
Acuity Brands, Inc.	9,039	1,851,458
Encore Wire Corp. (a)	15,428	3,295,421
EnerSys	2,905	293,289
nVent Electric plc	82,052	4,848,452
Regal Rexnord Corp.	18,534	2,743,403
		13,032,023
Electronic Equipment, Instruments & Components — 3.6%
Advanced Energy Industries, Inc. (a)	11,321	1,233,083
Arrow Electronics, Inc. *	25,618	3,131,801
Belden, Inc.	11,814	912,632
Benchmark Electronics, Inc.	10,170	281,099
Cognex Corp.	37,322	1,557,820
Coherent Corp. *	72,200	3,142,866
Crane NXT Co.	11,815	671,919
Fabrinet (Thailand) *	27,410	5,216,945
Jabil, Inc.	72,420	9,226,308
Littelfuse, Inc.	5,665	1,515,727
OSI Systems, Inc. *	4,812	620,989
Rogers Corp. *	4,056	535,676
TD SYNNEX Corp.	23,592	2,538,735
Vontier Corp.	107,104	3,700,443
		34,286,043
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Exchange-Traded Funds	December 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Energy Equipment & Services — 1.0%
Bristow Group, Inc. *	7,774	219,771
ChampionX Corp.	92,777	2,710,016
Helmerich & Payne, Inc. (a)	18,563	672,352
Liberty Energy, Inc., Class A	64,649	1,172,733
NOV, Inc.	106,965	2,169,250
Oceaneering International, Inc. *	59,264	1,261,138
Patterson-UTI Energy, Inc.	91,786	991,289
ProPetro Holding Corp. *	20,264	169,812
Valaris Ltd. *	5,866	402,231
Weatherford International plc *	2,714	265,511
		10,034,103
Entertainment — 0.1%
TKO Group Holdings, Inc., Class A (a)	9,677	789,450
Financial Services — 2.1%
Essent Group Ltd.	52,388	2,762,943
Euronet Worldwide, Inc. *	4,150	421,183
EVERTEC, Inc. (Puerto Rico)	50,461	2,065,873
MGIC Investment Corp.	140,898	2,717,922
Mr. Cooper Group, Inc. *	32,921	2,143,815
NCR Atleos Corp. *	27,864	676,817
NMI Holdings, Inc., Class A *	56,339	1,672,142
Radian Group, Inc.	40,214	1,148,110
Voya Financial, Inc.	26,683	1,946,792
Walker & Dunlop, Inc.	7,883	875,092
WEX, Inc. *	18,005	3,502,873
		19,933,562
Food Products — 1.1%
Darling Ingredients, Inc. *	44,956	2,240,607
Flowers Foods, Inc.	51,185	1,152,174
Fresh Del Monte Produce, Inc.	8,327	218,584
Hain Celestial Group, Inc. (The) *	20,970	229,622
Ingredion, Inc.	32,028	3,475,999
John B Sanfilippo & Son, Inc.	2,737	282,021
Pilgrim's Pride Corp. *	10,211	282,436
Post Holdings, Inc. *	14,471	1,274,316
Simply Good Foods Co. (The) *	22,554	893,138
		10,048,897
Gas Utilities — 0.7%
Chesapeake Utilities Corp.	18,399	1,943,486
ONE Gas, Inc. (a)	26,465	1,686,350
Southwest Gas Holdings, Inc.	4,226	267,717
INVESTMENTS	SHARES	VALUE($)

Gas Utilities — continued
Spire, Inc.	7,265	452,900
UGI Corp. (a)	77,959	1,917,792
		6,268,245
Ground Transportation — 1.9%
ArcBest Corp.	13,969	1,679,213
Avis Budget Group, Inc.	5,341	946,746
Hertz Global Holdings, Inc. * (a)	38,112	395,984
Knight-Swift Transportation Holdings, Inc.	72,038	4,152,991
Landstar System, Inc.	19,783	3,830,978
Ryder System, Inc.	13,273	1,527,191
Saia, Inc. *	6,888	3,018,459
XPO, Inc. *	29,480	2,582,153
		18,133,715
Health Care Equipment & Supplies — 2.1%
Avanos Medical, Inc. *	12,157	272,682
CONMED Corp. (a)	6,682	731,746
Envista Holdings Corp. *	96,245	2,315,655
Glaukos Corp. *	21,206	1,685,665
Globus Medical, Inc., Class A * (a)	55,917	2,979,817
Haemonetics Corp. *	30,640	2,620,026
Integer Holdings Corp. *	8,686	860,609
Integra LifeSciences Holdings Corp. *	19,119	832,632
Lantheus Holdings, Inc. *	48,759	3,023,058
Masimo Corp. * (a)	25,663	3,007,960
Merit Medical Systems, Inc. *	13,562	1,030,170
Omnicell, Inc. *	11,226	422,434
Orthofix Medical, Inc. *	13,088	176,426
Varex Imaging Corp. *	10,832	222,056
		20,180,936
Health Care Providers & Services — 2.6%
Acadia Healthcare Co., Inc. *	23,762	1,847,733
Addus HomeCare Corp. *	4,063	377,250
Amedisys, Inc. *	22,363	2,125,827
AMN Healthcare Services, Inc. *	5,647	422,847
Chemed Corp.	4,437	2,594,536
Encompass Health Corp.	58,216	3,884,171
Enhabit, Inc. * (a)	12,783	132,304
Ensign Group, Inc. (The)	13,663	1,533,125
Fulgent Genetics, Inc. * (a)	40,936	1,183,460
HealthEquity, Inc. *	40,274	2,670,166
Option Care Health, Inc. *	69,859	2,353,550
Progyny, Inc. *	58,893	2,189,642
R1 RCM, Inc. *	31,313	330,978
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	41

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Providers & Services — continued
RadNet, Inc. *	11,583	402,741
Tenet Healthcare Corp. *	42,294	3,196,158
		25,244,488
Health Care REITs — 0.5%
CareTrust REIT, Inc.	24,709	552,987
Community Healthcare Trust, Inc.	56,804	1,513,259
Omega Healthcare Investors, Inc. (a)	26,279	805,714
Physicians Realty Trust	58,284	775,760
Sabra Health Care REIT, Inc.	90,092	1,285,613
		4,933,333
Health Care Technology — 0.1%
HealthStream, Inc.	7,990	215,970
Veradigm, Inc. * (a)	52,507	550,798
		766,768
Hotel & Resort REITs — 0.4%
Apple Hospitality REIT, Inc. (a)	57,131	948,946
Chatham Lodging Trust	8,551	91,667
Park Hotels & Resorts, Inc.	142,834	2,185,360
Sunstone Hotel Investors, Inc.	51,412	551,651
Xenia Hotels & Resorts, Inc.	30,618	417,017
		4,194,641
Hotels, Restaurants & Leisure — 2.8%
Aramark	28,660	805,346
BJ's Restaurants, Inc. *	6,328	227,871
Bloomin' Brands, Inc.	20,477	576,428
Boyd Gaming Corp.	22,617	1,416,050
Brinker International, Inc. *	11,978	517,210
Cheesecake Factory, Inc. (The) (a)	14,819	518,813
Choice Hotels International, Inc. (a)	6,791	769,420
Churchill Downs, Inc.	13,568	1,830,730
Cracker Barrel Old Country Store, Inc. (a)	4,452	343,160
Dave & Buster's Entertainment, Inc. *	13,761	741,030
Golden Entertainment, Inc.	9,241	368,993
Hilton Grand Vacations, Inc. *	19,613	788,050
Jack in the Box, Inc. (a)	6,779	553,370
Light & Wonder, Inc. *	23,367	1,918,664
Marriott Vacations Worldwide Corp.	11,012	934,809
Penn Entertainment, Inc. * (a)	40,649	1,057,687
Planet Fitness, Inc., Class A *	25,490	1,860,770
Six Flags Entertainment Corp. *	17,620	441,910
Texas Roadhouse, Inc., Class A	16,090	1,966,681
Travel + Leisure Co.	31,555	1,233,485
INVESTMENTS	SHARES	VALUE($)

Hotels, Restaurants & Leisure — continued
Vail Resorts, Inc.	4,408	940,976
Wendy's Co. (The)	34,893	679,716
Wingstop, Inc.	7,911	2,029,804
Wyndham Hotels & Resorts, Inc.	49,156	3,952,634
		26,473,607
Household Durables — 2.5%
Cavco Industries, Inc. *	2,172	752,859
Green Brick Partners, Inc. *	10,306	535,294
Helen of Troy Ltd. *	6,554	791,789
KB Home	24,511	1,530,957
La-Z-Boy, Inc.	12,425	458,731
Meritage Homes Corp.	16,187	2,819,775
Newell Brands, Inc.	104,001	902,729
Taylor Morrison Home Corp., Class A *	34,913	1,862,608
Tempur Sealy International, Inc.	52,326	2,667,056
Toll Brothers, Inc.	50,010	5,140,528
TopBuild Corp. *	8,003	2,995,203
Tri Pointe Homes, Inc. *	90,393	3,199,912
		23,657,441
Household Products — 0.1%
Central Garden & Pet Co., Class A *	30,308	1,334,764
Independent Power and Renewable Electricity Producers — 0.4%
Vistra Corp.	89,382	3,442,995
Industrial REITs — 1.5%
EastGroup Properties, Inc.	24,203	4,442,218
First Industrial Realty Trust, Inc.	70,182	3,696,486
Innovative Industrial Properties, Inc. (a)	10,962	1,105,189
LXP Industrial Trust	80,288	796,457
Rexford Industrial Realty, Inc.	53,209	2,985,025
STAG Industrial, Inc.	35,589	1,397,224
		14,422,599
Insurance — 3.5%
American Financial Group, Inc.	24,380	2,898,538
Assured Guaranty Ltd.	16,338	1,222,573
CNO Financial Group, Inc.	33,620	937,998
Employers Holdings, Inc.	8,146	320,952
Erie Indemnity Co., Class A	3,718	1,245,233
Fidelity National Financial, Inc.	75,490	3,851,500
First American Financial Corp.	27,696	1,784,730
Hanover Insurance Group, Inc. (The)	3,187	386,966
Horace Mann Educators Corp.	10,830	354,141
Kinsale Capital Group, Inc.	3,498	1,171,515
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Exchange-Traded Funds	December 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Insurance — continued
Mercury General Corp.	7,153	266,878
Old Republic International Corp.	77,280	2,272,032
Palomar Holdings, Inc. *	13,508	749,694
Primerica, Inc.	5,184	1,066,660
Reinsurance Group of America, Inc.	30,048	4,861,165
RenaissanceRe Holdings Ltd. (Bermuda)	17,436	3,417,456
RLI Corp.	20,174	2,685,563
Selective Insurance Group, Inc.	4,576	455,220
Unum Group	77,476	3,503,465
		33,452,279
Interactive Media & Services — 0.3%
Cars.com, Inc. *	17,177	325,848
QuinStreet, Inc. *	36,116	463,007
TripAdvisor, Inc. *	25,924	558,144
Yelp, Inc., Class A *	18,185	860,878
Ziff Davis, Inc. * (a)	13,196	886,639
		3,094,516
IT Services — 0.7%
GoDaddy, Inc., Class A *	55,314	5,872,134
Perficient, Inc. *	9,401	618,774
		6,490,908
Leisure Products — 0.7%
Brunswick Corp.	24,229	2,344,156
Mattel, Inc. *	91,246	1,722,724
Polaris, Inc.	15,562	1,474,811
YETI Holdings, Inc. * (a)	18,661	966,267
		6,507,958
Life Sciences Tools & Services — 0.7%
Azenta, Inc. *	21,113	1,375,301
Bruker Corp.	26,930	1,978,817
Medpace Holdings, Inc. *	7,176	2,199,659
Repligen Corp. * (a)	5,003	899,539
		6,453,316
Machinery — 5.4%
AGCO Corp.	31,217	3,790,056
Alamo Group, Inc.	6,786	1,426,349
Chart Industries, Inc. * (a)	9,401	1,281,638
Crane Co.	12,186	1,439,654
Donaldson Co., Inc.	31,604	2,065,321
Esab Corp.	11,643	1,008,517
Federal Signal Corp.	15,644	1,200,521
Flowserve Corp.	35,633	1,468,792
INVESTMENTS	SHARES	VALUE($)

Machinery — continued
Franklin Electric Co., Inc.	32,519	3,142,961
Graco, Inc.	46,859	4,065,487
Hillenbrand, Inc.	28,574	1,367,266
ITT, Inc.	40,073	4,781,510
John Bean Technologies Corp.	8,096	805,147
Kennametal, Inc.	22,564	581,926
Lincoln Electric Holdings, Inc.	11,504	2,501,660
Lindsay Corp.	2,844	367,331
Middleby Corp. (The) *	15,272	2,247,580
Mueller Industries, Inc.	64,943	3,062,063
Oshkosh Corp.	33,064	3,584,468
RBC Bearings, Inc. *	7,412	2,111,605
SPX Technologies, Inc. *	11,305	1,141,918
Standex International Corp.	17,358	2,749,160
Terex Corp.	19,320	1,110,127
Timken Co. (The)	25,979	2,082,217
Titan International, Inc. *	15,476	230,283
Toro Co. (The)	7,822	750,834
Wabash National Corp.	10,835	277,593
Watts Water Technologies, Inc., Class A	5,992	1,248,373
		51,890,357
Marine Transportation — 0.3%
Kirby Corp. *	16,439	1,290,133
Matson, Inc.	12,157	1,332,407
		2,622,540
Media — 0.4%
Cable One, Inc.	2,663	1,482,199
John Wiley & Sons, Inc., Class A	11,477	364,280
New York Times Co. (The), Class A	44,784	2,193,968
		4,040,447
Metals & Mining — 2.0%
Alcoa Corp.	27,578	937,652
ATI, Inc. * (a)	33,385	1,518,016
Cleveland-Cliffs, Inc. *	131,905	2,693,500
Commercial Metals Co.	56,037	2,804,092
Haynes International, Inc.	10,287	586,873
Materion Corp.	10,388	1,351,790
Reliance Steel & Aluminum Co.	23,969	6,703,650
Royal Gold, Inc.	4,596	555,932
SunCoke Energy, Inc.	74,086	795,684
United States Steel Corp. (a)	15,598	758,843
Warrior Met Coal, Inc.	13,097	798,524
		19,504,556
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	43

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Annaly Capital Management, Inc.	147,489	2,856,862
Ellington Financial, Inc. (a)	13,049	165,853
KKR Real Estate Finance Trust, Inc.	17,344	229,461
PennyMac Mortgage Investment Trust (a)	26,910	402,304
Ready Capital Corp. (a)	83,707	857,997
Starwood Property Trust, Inc. (a)	55,582	1,168,334
		5,680,811
Multi-Utilities — 0.3%
Northwestern Energy Group, Inc.	21,821	1,110,470
Unitil Corp.	30,903	1,624,571
		2,735,041
Office REITs — 0.8%
Brandywine Realty Trust	129,352	698,501
COPT Defense Properties	64,876	1,662,772
Cousins Properties, Inc.	41,880	1,019,778
Easterly Government Properties, Inc., Class A	27,388	368,095
Highwoods Properties, Inc. (a)	45,901	1,053,887
Hudson Pacific Properties, Inc.	31,945	297,408
Kilroy Realty Corp.	53,090	2,115,105
SL Green Realty Corp. (a)	15,741	711,021
		7,926,567
Oil, Gas & Consumable Fuels — 3.7%
Antero Midstream Corp.	76,064	953,082
Antero Resources Corp. * (a)	31,267	709,136
California Resources Corp.	19,110	1,044,935
Callon Petroleum Co. *	11,341	367,448
Chord Energy Corp.	16,552	2,751,439
Civitas Resources, Inc. (a)	30,583	2,091,265
CNX Resources Corp. * (a)	24,230	484,600
CONSOL Energy, Inc.	13,051	1,312,017
Dorian LPG Ltd.	7,649	335,562
DT Midstream, Inc.	14,814	811,807
Equitrans Midstream Corp.	105,479	1,073,776
Green Plains, Inc. * (a)	29,817	751,985
HF Sinclair Corp. (a)	49,394	2,744,825
Matador Resources Co. (a)	66,446	3,778,120
Murphy Oil Corp.	38,820	1,656,061
Ovintiv, Inc.	63,037	2,768,585
PBF Energy, Inc., Class A	22,617	994,243
Permian Resources Corp. (a)	100,098	1,361,333
Range Resources Corp.	79,157	2,409,539
REX American Resources Corp. *	13,282	628,239
SM Energy Co.	75,496	2,923,205
INVESTMENTS	SHARES	VALUE($)

Oil, Gas & Consumable Fuels — continued
Southwestern Energy Co. *	465,856	3,051,357
Talos Energy, Inc. *	9,518	135,441
World Kinect Corp.	16,743	381,405
		35,519,405
Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	26,329	1,864,883
Passenger Airlines — 0.1%
SkyWest, Inc. *	11,005	574,461
Personal Care Products — 0.6%
BellRing Brands, Inc. *	37,393	2,072,694
Coty, Inc., Class A *	78,692	977,355
elf Beauty, Inc. *	13,575	1,959,415
Inter Parfums, Inc.	5,046	726,674
USANA Health Sciences, Inc. *	3,036	162,730
		5,898,868
Pharmaceuticals — 0.7%
Innoviva, Inc. * (a)	165,428	2,653,465
Jazz Pharmaceuticals plc *	22,714	2,793,822
Prestige Consumer Healthcare, Inc. *	12,659	774,984
Supernus Pharmaceuticals, Inc. *	13,088	378,767
		6,601,038
Professional Services — 2.6%
ASGN, Inc. *	15,476	1,488,327
CACI International, Inc., Class A *	12,566	4,069,625
Concentrix Corp. (a)	2,935	288,246
ExlService Holdings, Inc. *	47,428	1,463,154
FTI Consulting, Inc. *	9,489	1,889,734
Genpact Ltd.	96,050	3,333,895
Heidrick & Struggles International, Inc.	33,824	998,823
Insperity, Inc.	8,963	1,050,643
KBR, Inc.	35,940	1,991,435
Kelly Services, Inc., Class A	10,832	234,188
Korn Ferry	37,322	2,215,061
ManpowerGroup, Inc.	13,625	1,082,779
Maximus, Inc.	17,645	1,479,710
Paylocity Holding Corp. *	9,719	1,602,177
Resources Connection, Inc.	31,681	448,920
Science Applications International Corp.	13,552	1,684,784
		25,321,501
Real Estate Management & Development — 0.5%
Anywhere Real Estate, Inc. *	44,379	359,914
eXp World Holdings, Inc. (a)	18,116	281,160
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Exchange-Traded Funds	December 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Real Estate Management & Development — continued
Jones Lang LaSalle, Inc. *	20,030	3,783,066
St. Joe Co. (The)	9,808	590,246
		5,014,386
Residential REITs — 0.6%
Apartment Income REIT Corp.	39,900	1,385,727
Centerspace	12,748	741,933
Equity LifeStyle Properties, Inc.	41,621	2,935,945
NexPoint Residential Trust, Inc.	6,741	232,093
Veris Residential, Inc.	19,438	305,760
		5,601,458
Retail REITs — 1.9%
Agree Realty Corp.	56,064	3,529,229
Brixmor Property Group, Inc.	158,266	3,682,850
Getty Realty Corp.	11,853	346,345
Kite Realty Group Trust	60,353	1,379,670
Macerich Co. (The)	15,597	240,662
NNN REIT, Inc.	76,869	3,313,054
Retail Opportunity Investments Corp.	155,348	2,179,532
RPT Realty	25,170	322,931
Saul Centers, Inc.	3,020	118,595
SITE Centers Corp.	44,476	606,208
Spirit Realty Capital, Inc.	35,579	1,554,446
Tanger, Inc. (a)	27,795	770,477
		18,043,999
Semiconductors & Semiconductor Equipment — 3.2%
Axcelis Technologies, Inc. *	9,719	1,260,457
Cirrus Logic, Inc. *	11,320	941,711
Cohu, Inc. *	11,226	397,288
Diodes, Inc. *	10,930	880,084
FormFactor, Inc. *	23,556	982,521
Ichor Holdings Ltd. *	36,208	1,217,676
Kulicke & Soffa Industries, Inc. (Singapore) (a)	62,885	3,441,067
Lattice Semiconductor Corp. *	38,543	2,659,082
MaxLinear, Inc. *	19,190	456,146
MKS Instruments, Inc.	14,691	1,511,263
Photronics, Inc. *	15,943	500,132
Power Integrations, Inc.	15,739	1,292,329
Rambus, Inc. *	30,831	2,104,216
Semtech Corp. * (a)	18,563	406,715
Silicon Laboratories, Inc. *	21,666	2,865,762
SiTime Corp. * (a)	4,203	513,102
SMART Global Holdings, Inc. *	58,695	1,111,096
INVESTMENTS	SHARES	VALUE($)

Semiconductors & Semiconductor Equipment — continued
SolarEdge Technologies, Inc. *	39,117	3,661,351
Synaptics, Inc. *	9,339	1,065,393
Ultra Clean Holdings, Inc. *	21,615	737,936
Universal Display Corp.	11,414	2,183,042
Veeco Instruments, Inc. *	1,871	58,057
Wolfspeed, Inc. * (a)	18,005	783,398
		31,029,824
Software — 2.9%
ACI Worldwide, Inc. *	29,432	900,619
Adeia, Inc.	101,055	1,252,071
Alarm.com Holdings, Inc. *	5,764	372,470
Aspen Technology, Inc. *	7,898	1,738,745
Blackbaud, Inc. *	12,898	1,118,257
DoubleVerify Holdings, Inc. *	54,767	2,014,330
Dynatrace, Inc. *	56,471	3,088,399
Envestnet, Inc. *	43,019	2,130,301
InterDigital, Inc.	8,756	950,376
LiveRamp Holdings, Inc. *	70,895	2,685,503
Manhattan Associates, Inc. *	17,814	3,835,710
NCR Voyix Corp. *	55,803	943,629
Progress Software Corp.	8,478	460,355
Qualys, Inc. * (a)	8,844	1,735,900
SPS Commerce, Inc. *	10,833	2,099,869
Teradata Corp. *	28,380	1,234,814
Xperi, Inc. *	104,240	1,148,725
		27,710,073
Specialized REITs — 1.7%
CubeSmart	80,848	3,747,305
EPR Properties	19,459	942,788
Four Corners Property Trust, Inc.	24,116	610,135
Gaming and Leisure Properties, Inc.	49,326	2,434,238
Lamar Advertising Co., Class A	22,178	2,357,078
National Storage Affiliates Trust	35,061	1,453,980
PotlatchDeltic Corp.	48,406	2,376,735
Rayonier, Inc.	67,838	2,266,467
		16,188,726
Specialty Retail — 4.2%
Abercrombie & Fitch Co., Class A *	16,139	1,423,783
Academy Sports & Outdoors, Inc.	17,381	1,147,146
American Eagle Outfitters, Inc.	57,294	1,212,341
Asbury Automotive Group, Inc. *	8,932	2,009,432
AutoNation, Inc. * (a)	20,929	3,143,117
Boot Barn Holdings, Inc. * (a)	7,926	608,400
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	45

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Specialty Retail — continued
Buckle, Inc. (The)	7,025	333,828
Burlington Stores, Inc. *	6,519	1,267,815
Caleres, Inc.	12,898	396,356
Chico's FAS, Inc. *	28,943	219,388
Designer Brands, Inc., Class A (a)	18,748	165,920
Dick's Sporting Goods, Inc.	18,229	2,678,752
Five Below, Inc. *	11,676	2,488,856
Floor & Decor Holdings, Inc., Class A * (a)	14,874	1,659,344
Gap, Inc. (The)	53,985	1,128,826
Group 1 Automotive, Inc.	10,391	3,166,553
Haverty Furniture Cos., Inc. (a)	4,526	160,673
Lithia Motors, Inc., Class A	7,080	2,331,302
Murphy USA, Inc.	6,129	2,185,356
ODP Corp. (The) *	15,051	847,371
RH * (a)	4,150	1,209,642
Shoe Carnival, Inc.	5,262	158,965
Signet Jewelers Ltd.	15,739	1,688,165
Upbound Group, Inc.	32,304	1,097,367
Urban Outfitters, Inc. *	19,056	680,109
Valvoline, Inc. *	52,227	1,962,691
Victoria's Secret & Co. *	23,519	624,194
Williams-Sonoma, Inc. (a)	22,801	4,600,786
		40,596,478
Technology Hardware, Storage & Peripherals — 0.5%
Super Micro Computer, Inc. * (a)	17,217	4,894,103
Textiles, Apparel & Luxury Goods — 1.9%
Capri Holdings Ltd. *	42,700	2,145,248
Carter's, Inc. (a)	8,963	671,239
Columbia Sportswear Co. (a)	2,270	180,556
Crocs, Inc. *	17,433	1,628,417
Deckers Outdoor Corp. *	7,822	5,228,459
G-III Apparel Group Ltd. *	11,676	396,750
Kontoor Brands, Inc.	15,348	958,022
Oxford Industries, Inc.	4,150	415,000
PVH Corp.	17,948	2,191,810
Skechers U.S.A., Inc., Class A *	48,584	3,028,727
Steven Madden Ltd. (a)	22,294	936,348
Wolverine World Wide, Inc.	12,732	113,187
		17,893,763
Tobacco — 0.0% ^
Vector Group Ltd.	32,807	370,063
Trading Companies & Distributors — 1.7%
Applied Industrial Technologies, Inc.	9,903	1,710,149
INVESTMENTS	SHARES	VALUE($)

Trading Companies & Distributors — continued
Boise Cascade Co.	17,814	2,304,419
Core & Main, Inc., Class A *	32,786	1,324,882
DXP Enterprises, Inc. *	3,498	117,883
GATX Corp.	6,133	737,309
GMS, Inc. *	39,022	3,216,584
MSC Industrial Direct Co., Inc., Class A	12,635	1,279,420
NOW, Inc. *	155,781	1,763,441
Watsco, Inc. (a)	8,996	3,854,516
		16,308,603
Water Utilities — 0.5%
American States Water Co.	9,763	785,140
California Water Service Group	12,898	669,019
Essential Utilities, Inc.	89,736	3,351,640
		4,805,799
Wireless Telecommunication Services — 0.1%
Gogo, Inc. *	61,644	624,454
Telephone and Data Systems, Inc.	22,730	417,095
		1,041,549
Total Common Stocks (Cost $653,342,893)		937,788,092
Short-Term Investments — 8.3%
Investment Companies — 1.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c) (Cost $17,269,616)	17,269,616	17,269,616
Investment of Cash Collateral from Securities Loaned — 6.5%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (b) (c)	54,988,003	55,009,998
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	7,463,967	7,463,967
Total Investment of Cash Collateral from Securities Loaned (Cost $62,467,966)		62,473,965
Total Short-Term Investments (Cost $79,737,582)		79,743,581
Total Investments — 106.4% (Cost $733,080,475)		1,017,531,673
Liabilities in Excess of Other Assets — (6.4)%		(61,450,457)
NET ASSETS — 100.0%		956,081,216

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Exchange-Traded Funds	December 31, 2023

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $60,173,842.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	33	03/15/2024	USD	3,378,870	261,192
S&P MidCap 400 E-Mini Index	39	03/15/2024	USD	10,955,880	622,517
					883,709

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	47

JPMorgan Nasdaq Equity Premium Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 83.1%
Air Freight & Logistics — 0.2%
United Parcel Service, Inc., Class B	122,291	19,227,814
Automobiles — 2.9%
Tesla, Inc. *	986,021	245,006,498
Beverages — 2.5%
Coca-Cola Co. (The)	762,895	44,957,402
Constellation Brands, Inc., Class A	143,748	34,751,079
Monster Beverage Corp. *	913,728	52,639,870
PepsiCo, Inc.	495,041	84,077,764
		216,426,115
Biotechnology — 3.3%
AbbVie, Inc.	282,225	43,736,408
Amgen, Inc.	151,639	43,675,065
Biogen, Inc. *	140,120	36,258,853
Regeneron Pharmaceuticals, Inc. *	94,959	83,401,540
Vertex Pharmaceuticals, Inc. *	180,181	73,313,847
		280,385,713
Broadline Retail — 4.9%
Amazon.com, Inc. *	2,404,729	365,374,524
MercadoLibre, Inc. (Brazil) *	33,813	53,138,482
		418,513,006
Commercial Services & Supplies — 0.6%
Copart, Inc. *	1,043,741	51,143,309
Communications Equipment — 1.4%
Cisco Systems, Inc.	2,280,825	115,227,279
Consumer Staples Distribution & Retail — 1.8%
Costco Wholesale Corp.	189,716	125,227,737
Dollar Tree, Inc. *	171,484	24,359,302
		149,587,039
Electric Utilities — 1.1%
NextEra Energy, Inc.	431,849	26,230,508
Southern Co. (The)	285,481	20,017,928
Xcel Energy, Inc.	727,872	45,062,555
		91,310,991
Electrical Equipment — 0.4%
Eaton Corp. plc	127,361	30,671,076
Entertainment — 2.0%
Netflix, Inc. *	281,822	137,213,495
Take-Two Interactive Software, Inc. *	221,312	35,620,167
		172,833,662
INVESTMENTS	SHARES	VALUE($)

Financial Services — 0.8%
FleetCor Technologies, Inc. *	70,045	19,795,417
Mastercard, Inc., Class A	64,774	27,626,759
PayPal Holdings, Inc. *	340,348	20,900,771
		68,322,947
Food Products — 1.3%
Kraft Heinz Co. (The)	907,884	33,573,550
Mondelez International, Inc., Class A	1,051,632	76,169,706
		109,743,256
Ground Transportation — 0.9%
CSX Corp.	1,555,170	53,917,744
Uber Technologies, Inc. *	387,324	23,847,539
		77,765,283
Health Care Equipment & Supplies — 1.7%
Dexcom, Inc. *	449,880	55,825,609
Intuitive Surgical, Inc. *	254,087	85,718,791
		141,544,400
Health Care Providers & Services — 0.4%
UnitedHealth Group, Inc.	58,727	30,918,004
Hotels, Restaurants & Leisure — 3.0%
Airbnb, Inc., Class A *	95,362	12,982,583
Booking Holdings, Inc. *	31,999	113,507,493
Chipotle Mexican Grill, Inc. *	18,635	42,617,500
DoorDash, Inc., Class A *	145,159	14,354,773
Marriott International, Inc., Class A	221,514	49,953,622
Starbucks Corp.	208,149	19,984,385
		253,400,356
Industrial Conglomerates — 0.8%
Honeywell International, Inc.	339,138	71,120,630
Industrial REITs — 0.3%
Prologis, Inc.	186,662	24,882,045
Interactive Media & Services — 7.7%
Alphabet, Inc., Class C *	2,566,073	361,636,668
Meta Platforms, Inc., Class A *	825,250	292,105,490
		653,742,158
IT Services — 0.5%
Cognizant Technology Solutions Corp., Class A	184,042	13,900,692
MongoDB, Inc. *	60,743	24,834,776
		38,735,468
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Exchange-Traded Funds	December 31, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.	47,177	25,041,080
Machinery — 0.4%
Deere & Co.	83,006	33,191,609
Media — 1.8%
Charter Communications, Inc., Class A *	78,773	30,617,490
Comcast Corp., Class A	2,619,530	114,866,390
Trade Desk, Inc. (The), Class A *	144,151	10,373,106
		155,856,986
Oil, Gas & Consumable Fuels — 0.3%
Diamondback Energy, Inc.	172,693	26,781,230
Pharmaceuticals — 0.2%
Bristol-Myers Squibb Co.	410,795	21,077,891
Professional Services — 0.4%
Verisk Analytics, Inc.	155,500	37,142,730
Semiconductors & Semiconductor Equipment — 16.5%
Advanced Micro Devices, Inc. *	1,142,730	168,449,829
Analog Devices, Inc.	472,344	93,788,625
Applied Materials, Inc.	316,876	51,356,093
ASML Holding NV (Registered), NYRS (Netherlands)	76,525	57,923,303
Broadcom, Inc.	217,653	242,955,161
Intel Corp.	1,460,008	73,365,402
Lam Research Corp.	106,509	83,424,240
Marvell Technology, Inc.	647,891	39,074,306
Micron Technology, Inc.	427,365	36,471,329
NVIDIA Corp.	562,668	278,644,447
NXP Semiconductors NV (China)	282,225	64,821,438
QUALCOMM, Inc.	684,959	99,065,620
Teradyne, Inc.	290,349	31,508,674
Texas Instruments, Inc.	442,593	75,444,403
		1,396,292,870
Software — 14.9%
Adobe, Inc. *	274,939	164,028,607
ANSYS, Inc. *	27,697	10,050,687
Crowdstrike Holdings, Inc., Class A *	166,616	42,540,397
HubSpot, Inc. *	48,789	28,323,966
Intuit, Inc.	211,576	132,241,347
Microsoft Corp.	1,679,274	631,474,195
Oracle Corp.	255,327	26,919,126
Palo Alto Networks, Inc. *	262,210	77,320,485
ServiceNow, Inc. *	44,557	31,479,075
INVESTMENTS	SHARES	VALUE($)

Software — continued
Synopsys, Inc. *	157,112	80,898,540
Workday, Inc., Class A *	133,841	36,948,147
		1,262,224,572
Specialty Retail — 1.2%
Lowe's Cos., Inc.	164,600	36,631,730
O'Reilly Automotive, Inc. *	59,130	56,178,230
Ross Stores, Inc.	78,137	10,813,380
		103,623,340
Technology Hardware, Storage & Peripherals — 7.5%
Apple, Inc.	3,139,283	604,406,156
Seagate Technology Holdings plc	372,750	31,821,667
		636,227,823
Textiles, Apparel & Luxury Goods — 0.2%
Lululemon Athletica, Inc. *	36,433	18,627,829
Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc.	476,810	76,446,947
Total Common Stocks (Cost $6,149,455,532)		7,053,041,956
	PRINCIPAL AMOUNT($)
Equity-Linked Notes — 15.7%
BNP Paribas, ELN, 55.52%, 1/26/2024, (linked to S&P 500 Index) (a)	17,249	292,663,783
GS Finance Corp., ELN, 54.18%, 1/5/2024, (linked to Nasdaq-100 Index) (a)	16,551	239,347,652
Royal Bank of Canada, ELN, 51.66%, 1/19/2024, (linked to S&P 500 Index) (Canada) (a)	17,120	271,174,979
Societe Generale, ELN, 56.37%, 1/12/2024, (linked to S&P 500 Index) (France) (a)	17,004	236,459,325
The Bank of Nova Scotia, ELN, 54.70%, 2/2/2024, (linked to Nasdaq-100 Index) (Canada) (a)	17,181	293,288,432
Total Equity-Linked Notes (Cost $1,394,934,562)		1,332,934,171
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	49

JPMorgan Nasdaq Equity Premium Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 0.6%
Investment Companies — 0.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c) (Cost $44,936,965)	44,936,965	44,936,965
Total Investments — 99.4% (Cost $7,589,327,059)		8,430,913,092
Other Assets Less Liabilities — 0.6%		54,093,383
NET ASSETS — 100.0%		8,485,006,475

Percentages indicated are based on net assets.

Abbreviations
ELN	Equity-Linked Note
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Exchange-Traded Funds	December 31, 2023

JPMorgan U.S. Tech Leaders ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.8%
Automobiles — 3.9%
Tesla, Inc. *	29,768	7,396,753
Banks — 0.5%
NU Holdings Ltd., Class A (Brazil) *	120,934	1,007,380
Broadline Retail — 4.6%
Amazon.com, Inc. *	40,172	6,103,734
MercadoLibre, Inc. (Brazil) *	1,691	2,657,474
		8,761,208
Capital Markets — 0.3%
Robinhood Markets, Inc., Class A *	48,454	617,304
Communications Equipment — 0.9%
Arista Networks, Inc. *	7,424	1,748,426
Electrical Equipment — 0.3%
Vicor Corp. *	14,430	648,484
Electronic Equipment, Instruments & Components — 2.2%
Amphenol Corp., Class A	20,796	2,061,507
Jabil, Inc.	16,247	2,069,868
		4,131,375
Entertainment — 4.9%
Netflix, Inc. *	12,328	6,002,257
Take-Two Interactive Software, Inc. *	21,491	3,458,976
		9,461,233
Ground Transportation — 2.8%
Uber Technologies, Inc. *	87,754	5,403,014
Health Care Equipment & Supplies — 0.7%
Dexcom, Inc. *	10,197	1,265,346
Health Care Technology — 0.8%
Veeva Systems, Inc., Class A *	8,287	1,595,413
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc. *	1,039	3,685,562
Interactive Media & Services — 8.4%
Alphabet, Inc., Class C *	43,053	6,067,459
Meta Platforms, Inc., Class A *	28,049	9,928,224
		15,995,683
IT Services — 7.4%
MongoDB, Inc. *	10,182	4,162,911
Okta, Inc. *	15,897	1,439,155
Shopify, Inc., Class A (Canada) *	67,504	5,258,562
Snowflake, Inc., Class A *	16,702	3,323,698
		14,184,326
INVESTMENTS	SHARES	VALUE($)

Media — 1.4%
Trade Desk, Inc. (The), Class A *	37,178	2,675,329
Semiconductors & Semiconductor Equipment — 24.1%
Advanced Micro Devices, Inc. *	44,330	6,534,685
Analog Devices, Inc.	9,900	1,965,744
ASML Holding NV (Registered), NYRS (Netherlands)	3,004	2,273,788
Axcelis Technologies, Inc. *	4,029	522,521
Broadcom, Inc.	2,598	2,900,017
Credo Technology Group Holding Ltd. *	109,619	2,134,282
Entegris, Inc.	14,243	1,706,596
First Solar, Inc. *	3,902	672,237
Lam Research Corp.	5,979	4,683,112
Marvell Technology, Inc.	35,494	2,140,643
Micron Technology, Inc.	25,221	2,152,360
MKS Instruments, Inc.	11,867	1,220,758
Monolithic Power Systems, Inc.	5,330	3,362,057
NVIDIA Corp.	15,866	7,857,161
Onto Innovation, Inc. *	4,938	755,020
Rambus, Inc. *	20,670	1,410,728
Universal Display Corp.	13,884	2,655,454
Wolfspeed, Inc. *	24,344	1,059,207
		46,006,370
Software — 31.7%
Adobe, Inc. *	8,048	4,801,437
Atlassian Corp., Class A *	8,560	2,036,082
Bill Holdings, Inc. *	13,657	1,114,275
Confluent, Inc., Class A *	94,240	2,205,216
Crowdstrike Holdings, Inc., Class A *	11,700	2,987,244
Datadog, Inc., Class A *	21,063	2,556,627
Elastic NV *	33,377	3,761,588
HashiCorp, Inc., Class A *	17,418	411,762
HubSpot, Inc. *	6,888	3,998,759
Intuit, Inc.	4,552	2,845,137
Microsoft Corp.	7,678	2,887,235
Oracle Corp.	49,116	5,178,300
Palo Alto Networks, Inc. *	6,499	1,916,425
Procore Technologies, Inc. *	31,201	2,159,733
Salesforce, Inc. *	18,367	4,833,092
ServiceNow, Inc. *	4,421	3,123,392
Synopsys, Inc. *	12,870	6,626,892
Unity Software, Inc. *	49,497	2,023,932
Workday, Inc., Class A *	18,286	5,048,033
		60,515,161
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	51

JPMorgan U.S. Tech Leaders ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Specialized REITs — 1.6%
American Tower Corp.	3,379	729,458
Equinix, Inc.	2,861	2,304,221
		3,033,679
Technology Hardware, Storage & Peripherals — 0.4%
Super Micro Computer, Inc. *	2,472	702,691
Total Common Stocks (Cost $177,493,146)		188,834,737
Short-Term Investments — 1.2%
Investment Companies — 1.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b) (Cost $2,334,749)	2,334,749	2,334,749
Total Investments — 100.0% (Cost $179,827,895)		191,169,486
Liabilities in Excess of Other Assets — (0.0)% ^		(49,572)
NET ASSETS — 100.0%		191,119,914

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Exchange-Traded Funds	December 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited)

	JPMorgan Active Growth ETF	JPMorgan Active Small Cap Value ETF	JPMorgan Active Value ETF	JPMorgan Equity Premium Income ETF
ASSETS:
Investments in non-affiliates, at value	$844,795,812	$13,864,554	$759,610,306	$30,136,302,432
Investments in affiliates, at value	17,759,640	535,500	21,877,028	8,580,135
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	38,770	—	172,559,627
Cash	80,226	2,204	103,210	265,298,605
Receivables:
Investment securities sold	876	12,957	77,616	830,120,220
Fund shares sold	106,005	—	—	13,422,798
Interest from non-affiliates	—	—	—	89,585,610
Dividends from non-affiliates	64,164	14,957	949,808	42,182,680
Dividends from affiliates	2,577	78	3,174	1,245
Securities lending income (See Note 2.C.)	—	234	—	43,026
Total Assets	862,809,300	14,469,254	782,621,142	31,558,096,378
LIABILITIES:
Payables:
Distributions	100,036	—	—	237,445,245
Investment securities purchased	—	15,659	—	595,995,551
Collateral received on securities loaned (See Note 2.C.)	—	38,770	—	172,559,627
Accrued liabilities:
Management fees (See Note 3.A.)	298,741	7,821	275,149	9,010,771
Total Liabilities	398,777	62,250	275,149	1,015,011,194
Net Assets	$862,410,523	$14,407,004	$782,345,993	$30,543,085,184
NET ASSETS:
Paid-in-Capital	$745,838,173	$13,389,428	$730,461,697	$31,562,871,708
Total distributable earnings (loss)	116,572,350	1,017,576	51,884,296	(1,019,786,524)
Total Net Assets	$862,410,523	$14,407,004	$782,345,993	$30,543,085,184
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	14,125,000	265,000	14,075,000	555,500,000
Net asset value, per share	$61.06	$54.37	$55.58	$54.98
Cost of investments in non-affiliates	$710,409,670	$12,812,933	$695,802,994	$27,083,787,970
Cost of investments in affiliates	17,759,640	535,500	21,877,028	8,580,135
Investment securities on loan, at value (See Note 2.C.)	—	38,265	—	169,175,386
Cost of investment of cash collateral (See Note 2.C.)	—	38,770	—	172,556,019
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)

	JPMorgan Market Expansion Enhanced Equity ETF	JPMorgan Nasdaq Equity Premium Income ETF	JPMorgan U.S. Tech Leaders ETF
ASSETS:
Investments in non-affiliates, at value	$937,788,092	$8,385,976,127	$188,834,737
Investments in affiliates, at value	17,269,616	44,936,965	2,334,749
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	62,473,965	—	—
Cash	119,445	309,716	7,576
Deposits at broker for futures contracts	1,003,000	—	—
Receivables:
Investment securities sold	2,732,576	78,200,841	—
Fund shares sold	—	13,988,652	—
Interest from non-affiliates	—	33,022,231	—
Dividends from non-affiliates	1,226,038	5,080,493	26,269
Dividends from affiliates	2,506	6,520	339
Securities lending income (See Note 2.C.)	10,588	—	—
Total Assets	1,022,625,826	8,561,521,545	191,203,670
LIABILITIES:
Payables:
Distributions	—	66,329,120	—
Investment securities purchased	3,699,592	7,837,274	—
Collateral received on securities loaned (See Note 2.C.)	62,473,965	—	—
Variation margin on futures contracts	155,311	—	—
Accrued liabilities:
Investment advisory fees	109,996	—	—
Administration fees	59,386	—	—
Printing and mailing costs	13,881	—	—
Management fees (See Note 3.A.)	—	2,348,676	83,756
Custodian and accounting fees	14,120	—	—
Other	18,359	—	—
Total Liabilities	66,544,610	76,515,070	83,756
Net Assets	$956,081,216	$8,485,006,475	$191,119,914
NET ASSETS:
Paid-in-Capital	$667,069,840	$7,986,942,934	$179,544,961
Total distributable earnings (loss)	289,011,376	498,063,541	11,574,953
Total Net Assets	$956,081,216	$8,485,006,475	$191,119,914
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	17,823,634	169,925,000	3,250,000
Net asset value, per share	$53.64	$49.93	$58.81
Cost of investments in non-affiliates	$653,342,893	$7,544,390,094	$177,493,146
Cost of investments in affiliates	17,269,616	44,936,965	2,334,749
Investment securities on loan, at value (See Note 2.C.)	60,173,842	—	—
Cost of investment of cash collateral (See Note 2.C.)	62,467,966	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Exchange-Traded Funds	December 31, 2023

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited)

	JPMorgan Active Growth ETF	JPMorgan Active Small Cap Value ETF	JPMorgan Active Value ETF	JPMorgan Equity Premium Income ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—	$962,922,686
Interest income from affiliates	148	—	6	112,040
Dividend income from non-affiliates	1,629,639	112,272	6,710,914	231,550,005
Dividend income from affiliates	440,843	9,654	501,516	7,000,884
Income from securities lending (net) (See Note 2.C.)	—	646	14,065	574,983
Total investment income	2,070,630	122,572	7,226,501	1,202,160,598
EXPENSES:
Management fees (See Note 3.A.)	1,220,404	41,272	1,294,243	51,458,989
Interest expense to non-affiliates	—	—	—	5
Total expenses	1,220,404	41,272	1,294,243	51,458,994
Net investment income (loss)	850,226	81,300	5,932,258	1,150,701,604
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(8,879,317)	(2,528)	(8,313,505)	(1,652,419,871)
In-kind redemptions of investments in non-affiliates (See Note 4)	3,033,877	—	1,525,581	195,228,140
Futures contracts	—	—	—	2,575,381
Foreign currency transactions	—	—	(120)	—
Net realized gain (loss)	(5,845,440)	(2,528)	(6,788,044)	(1,454,616,350)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	77,326,316	1,198,229	44,287,007	1,529,094,881
Investments in affiliates	—	—	—	21,203
Foreign currency translations	—	—	(4)	—
Change in net unrealized appreciation/depreciation	77,326,316	1,198,229	44,287,003	1,529,116,084
Net realized/unrealized gains (losses)	71,480,876	1,195,701	37,498,959	74,499,734
Change in net assets resulting from operations	$72,331,102	$1,277,001	$43,431,217	$1,225,201,338
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	55

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

	JPMorgan Market Expansion Enhanced Equity ETF	JPMorgan Nasdaq Equity Premium Income ETF	JPMorgan U.S. Tech Leaders ETF (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$25,849	$307,634,346	$—
Interest income from affiliates	6	—	—
Dividend income from non-affiliates	6,532,636	23,244,309	54,637
Dividend income from affiliates	448,755	1,652,365	10,565
Income from securities lending (net) (See Note 2.C.)	36,615	2	—
Total investment income	7,043,861	332,531,022	65,202
EXPENSES:
Management fees (See Note 3.A.)	—	10,290,938	107,604
Investment advisory fees	1,094,777	—	—
Administration fees	328,435	—	—
Custodian and accounting fees	12,317	—	—
Interest expense to non-affiliates	841	4,298	261
Professional fees	30,133	—	—
Trustees’ and Chief Compliance Officer’s fees	11,719	—	—
Printing and mailing costs	16,059	—	—
Registration and filing fees	1,459	—	—
Other	17,105	—	—
Total expenses	1,512,845	10,295,236	107,865
Less fees waived	(10,305)	—	—
Less expense reimbursements	(462,795)	—	—
Net expenses	1,039,745	10,295,236	107,865
Net investment income (loss)	6,004,116	322,235,786	(42,663)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,107,623	(321,913,961)	(235,680)
In-kind redemptions of investments in non-affiliates (See Note 4)	5,713,909	300,497,388	511,705
Futures contracts	1,739,820	7,623,826	—
Net realized gain (loss)	13,561,352	(13,792,747)	276,025
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	54,215,111	307,419,501	11,341,591
Investments in affiliates	5,999	—	—
Futures contracts	479,009	—	—
Change in net unrealized appreciation/depreciation	54,700,119	307,419,501	11,341,591
Net realized/unrealized gains (losses)	68,261,471	293,626,754	11,617,616
Change in net assets resulting from operations	$74,265,587	$615,862,540	$11,574,953

(a)
Commencement of Operations was October 4, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Exchange-Traded Funds	December 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan Active Growth ETF		JPMorgan Active Small Cap Value ETF
	Six Months Ended December 31, 2023 (Unaudited)	Period Ended June 30, 2023 (a)	Six Months Ended December 31, 2023 (Unaudited)	Period Ended June 30, 2023 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$850,226	$663,053	$81,300	$50,609
Net realized gain (loss)	(5,845,440)	(7,004,640)	(2,528)	(24,645)
Change in net unrealized appreciation/depreciation	77,326,316	57,059,826	1,198,229	(146,608)
Change in net assets resulting from operations	72,331,102	50,718,239	1,277,001	(120,644)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,449,368)	(206,646)	(138,781)	—
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	433,498,411	307,518,785	2,432,128	10,957,300
NET ASSETS:
Change in net assets	504,380,145	358,030,378	3,570,348	10,836,656
Beginning of period	358,030,378	—	10,836,656	—
End of period	$862,410,523	$358,030,378	$14,407,004	$10,836,656
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$443,370,672	$329,978,902	$2,432,128	$10,957,300
Cost of shares redeemed	(9,872,261)	(22,460,117)	—	—
Total change in net assets resulting from capital transactions	$433,498,411	$307,518,785	$2,432,128	$10,957,300
SHARE TRANSACTIONS:
Issued	7,875,000	6,875,000	45,000	220,000
Redeemed	(175,000)	(450,000)	—	—
Net increase (decrease) in shares from share transactions	7,700,000	6,425,000	45,000	220,000

(a)
Commenced operations on August 8, 2022.
(b)
Commenced operations on March 7, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan Active Value ETF		JPMorgan Equity Premium Income ETF
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,932,258	$4,726,777	$1,150,701,604	$1,946,111,691
Net realized gain (loss)	(6,788,044)	(2,237,043)	(1,454,616,350)	(1,801,885,017)
Change in net unrealized appreciation/depreciation	44,287,003	21,464,209	1,529,116,084	1,882,934,265
Change in net assets resulting from operations	43,431,217	23,953,943	1,225,201,338	2,027,160,939
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(6,440,706)	(4,338,724)	(1,364,115,354)	(1,873,734,871)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	326,912,854	354,602,282	2,635,302,872	17,686,859,307
NET ASSETS:
Change in net assets	363,903,365	374,217,501	2,496,388,856	17,840,285,375
Beginning of period	418,442,628	44,225,127	28,046,696,328	10,206,410,953
End of period	$782,345,993	$418,442,628	$30,543,085,184	$28,046,696,328
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$335,971,228	$370,777,128	$3,766,410,893	$19,072,623,769
Cost of shares redeemed	(9,058,374)	(16,174,846)	(1,131,108,021)	(1,385,764,462)
Total change in net assets resulting from capital transactions	$326,912,854	$354,602,282	$2,635,302,872	$17,686,859,307
SHARE TRANSACTIONS:
Issued	6,375,000	7,275,000	68,925,000	348,400,000
Redeemed	(175,000)	(325,000)	(20,650,000)	(25,250,000)
Net increase (decrease) in shares from share transactions	6,200,000	6,950,000	48,275,000	323,150,000
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Exchange-Traded Funds	December 31, 2023

	JPMorgan Market Expansion Enhanced Equity ETF		JPMorgan Nasdaq Equity Premium Income ETF
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,004,116	$11,481,846	$322,235,786	$179,675,536
Net realized gain (loss)	13,561,352	50,220,869	(13,792,747)	(285,414,826)
Change in net unrealized appreciation/depreciation	54,700,119	69,920,834	307,419,501	538,805,544
Change in net assets resulting from operations	74,265,587	131,623,549	615,862,540	433,066,254
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(11,920,279)	(52,218,514)	(352,833,017)	(149,409,334)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	39,175,536	(58,838,049)	4,264,980,890	3,572,183,413
NET ASSETS:
Change in net assets	101,520,844	20,566,986	4,528,010,413	3,855,840,333
Beginning of period	854,560,372	833,993,386	3,956,996,062	101,155,729
End of period	$956,081,216	$854,560,372	$8,485,006,475	$3,956,996,062
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$52,741,960	$20,677,423	$5,368,245,142	$3,840,224,854
Cost of shares redeemed	(13,566,424)	(79,515,472)	(1,103,264,252)	(268,041,441)
Total change in net assets resulting from capital transactions	$39,175,536	$(58,838,049)	$4,264,980,890	$3,572,183,413
SHARE TRANSACTIONS:
Issued	1,050,000	425,000	110,575,000	85,625,000
Redeemed	(275,000)	(1,575,000)	(22,525,000)	(5,975,000)
Net increase (decrease) in shares from share transactions	775,000	(1,150,000)	88,050,000	79,650,000
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

JPMorgan U.S. Tech Leaders ETF
Period Ended December 31, 2023 (Unaudited)(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(42,663)
Net realized gain (loss)	276,025
Change in net unrealized appreciation/depreciation	11,341,591
Change in net assets resulting from operations	11,574,953
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	179,544,961
NET ASSETS:
Change in net assets	191,119,914
Beginning of period	—
End of period	$191,119,914
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$183,697,918
Cost of shares redeemed	(4,152,957)
Total change in net assets resulting from capital transactions	$179,544,961
SHARE TRANSACTIONS:
Issued	3,325,000
Redeemed	(75,000)
Net increase (decrease) in shares from share transactions	3,250,000

(a)
Commencement of Operations was October 4, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Exchange-Traded Funds	December 31, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Active Growth ETF
Six Months Ended December 31, 2023 (Unaudited)	$55.72	$0.09	$5.35	$5.44	$(0.10)	$—	$(0.10)
August 8, 2022 (f) through June 30, 2023	49.95	0.19	5.65	5.84	(0.07)	—	(0.07)
JPMorgan Active Small Cap Value ETF
Six Months Ended December 31, 2023 (Unaudited)	49.26	0.37	5.33	5.70	(0.59)	—	(0.59)
March 7, 2023 (f) through June 30, 2023	50.00	0.23	(0.97)	(0.74)	—	—	—
JPMorgan Active Value ETF
Six Months Ended December 31, 2023 (Unaudited)	53.14	0.53	2.43	2.96	(0.52)	—	(0.52)
Year Ended June 30, 2023	47.81	0.98	5.09	6.07	(0.74)	—	(0.74)
October 4, 2021 (f) through June 30, 2022	49.50	0.63	(1.78)	(1.15)	(0.47)	(0.07)	(0.54)
JPMorgan Equity Premium Income ETF
Six Months Ended December 31, 2023 (Unaudited)	55.29	2.14	0.08	2.22	(2.53)	—	(2.53)
Year Ended June 30, 2023	55.45	5.84	0.04	5.88	(6.04)	—	(6.04)
Year Ended June 30, 2022	60.50	6.11	(6.20)	(0.09)	(4.96)	—	(4.96)
Year Ended June 30, 2021	50.76	5.17	9.42	14.59	(4.85)	—	(4.85)
May 20, 2020 (f) through June 30, 2020	50.00	0.63	0.13 (h)	0.76	—	—	—
JPMorgan Market Expansion Enhanced Equity ETF(i) (j)
Six Months Ended December 31, 2023 (Unaudited)	50.12	0.35	3.84	4.19	(0.67)	—	(0.67)
Year Ended June 30, 2023	45.83	0.67	6.67	7.34	(0.66)	(2.39)	(3.05)
Year Ended June 30, 2022	62.87	0.70	(8.03)	(7.33)	(0.66)	(9.05)	(9.71)
Year Ended June 30, 2021	41.41	0.63	23.22	23.85	(0.63)	(1.76)	(2.39)
Year Ended June 30, 2020	48.77	0.63	(4.82)	(4.19)	(0.68)	(2.49)	(3.17)
Year Ended June 30, 2019	57.67	0.63	(3.24)	(2.61)	(0.44)	(5.95)	(6.39)
JPMorgan Nasdaq Equity Premium Income ETF
Six Months Ended December 31, 2023 (Unaudited)	48.33	2.64	1.79	4.43	(2.83)	—	(2.83)
Year Ended June 30, 2023	45.46	6.04	2.47	8.51	(5.64)	—	(5.64)
May 3, 2022 (f) through June 30, 2022	50.00	1.11	(5.27)	(4.16)	(0.38)	—	(0.38)
JPMorgan U.S. Tech Leaders ETF
October 4, 2023 (f) through December 31, 2023 (Unaudited)	50.00	(0.04)	8.85	8.81	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The closing price was used to calculate the market price return.

(f)	Commencement of operations.
(g)
Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(h)
Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the
Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(i)	Per Share amounts reflect the conversion of the Predecessor Fund into the Fund as of the close of business on May 6, 2022. See Note 1.
(j)
JPMorgan Market Expansion Enhanced Equity ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund
(“Predecessor Fund”) in a reorganization that occurred as of the close of business on May 6, 2022. Performance and financial history of the Predecessor Fund’s
Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor
Fund’s Class R6 Shares for the period October 1, 2018 (“Predecessor Fund's Class R6 Shares inception date”) up through the reorganization and the Predecessor
Fund's Class I Shares for the periods July 1, 2017 through June 30, 2018 and July 1, 2018 through June 30, 2019.

(k)
JPMorgan Market Expansion Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund (“Predecessor
Fund”) in a reorganization on May 6, 2022. Market price returns are calculated using the official closing price of the JPMorgan Market Expansion Enhanced Equity
ETF on the listing exchange as of the time that the JPMorgan Market Expansion Enhanced Equity ETF's NAV is calculated. Prior to the JPMorgan Market Expansion
Enhanced Equity ETF's listing on May 9, 2022, the NAV performance of the Class R6 and the Class I Shares of the Predecessor Fund are used as proxy market price returns.

62	J.P. Morgan Exchange-Traded Funds	December 31, 2023

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$61.06	$61.09	9.77%	9.78%	$862,410,523	0.43%	0.30%	0.43%	20%
55.72	55.74	11.73	11.77 (g)	358,030,378	0.44	0.45	0.44	60

54.37	54.41	11.57	11.56	14,407,004	0.74	1.45	0.74	19
49.26	49.30	(1.48)	(1.40)(g)	10,836,656	0.74	1.57	0.74	13

55.58	55.62	5.59	5.64	782,345,993	0.44	2.00	0.44	46
53.14	53.15	12.79	13.04	418,442,628	0.44	1.91	0.44	80
47.81	47.71	(2.37)	(2.57)(g)	44,225,127	0.44	1.64	0.44	56

54.98	54.98	4.16	4.08	30,543,085,184	0.35	7.80	0.35	85
55.29	55.33	11.30	11.37	28,046,696,328	0.35	10.69	0.35	190
55.45	55.45	(0.49)	(0.62)	10,206,410,953	0.35	10.23	0.35	195
60.50	60.57	30.22	29.90	1,916,419,087	0.35	8.89	0.35	195
50.76	50.94	1.52	1.88 (g)	27,916,586	0.35	11.11	0.35	13

53.64	53.71	8.36	8.41 (k)	956,081,216	0.24	1.37	0.35	15
50.12	50.16	16.61	16.73 (k)	854,560,372	0.24	1.38	0.24	29
45.83	45.82	(13.80)	(13.81)(k)	833,993,386	0.25	1.21	0.36	27
62.87	62.87	58.97	58.97 (k)	766,008,977	0.25	1.18	0.35	35
41.41	41.41	(9.65)	(9.65)(k)	500,129,035	0.25	1.45	0.36	49
48.67	48.67	(3.56)	(3.56)(k)	264,414,719	0.34	1.14	0.61	36

49.93	49.93	9.54	9.45	8,485,006,475	0.35	10.87	0.35	86
48.33	48.37	20.81	20.11	3,956,996,062	0.35	13.49	0.35	162
45.46	45.76	(8.37)	(7.77)(g)	101,155,729	0.35	14.59	0.35	12

58.81	58.80	17.62	17.60 (g)	191,119,914	0.65	(0.26)	0.65	8

December 31, 2023	J.P. Morgan Exchange-Traded Funds	63

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited)
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 7 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan Active Growth ETF(1)	Non-diversified
JPMorgan Active Small Cap Value ETF(2)	Diversified
JPMorgan Active Value ETF	Diversified
JPMorgan Equity Premium Income ETF	Diversified
JPMorgan Market Expansion Enhanced Equity ETF	Diversified
JPMorgan Nasdaq Equity Premium Income ETF	Non-Diversified
JPMorgan U.S. Tech Leaders ETF(3)	Diversified

(1)	Commencement of operations was August 8, 2022.
(2)	Commencement of operations was March 7, 2023.
(3)	Commencement of Operations was October 4, 2023.
The investment objective of JPMorgan Active Growth ETF ("Active Growth ETF"), JPMorgan Active Small Cap Value ETF ("Active Small Cap Value ETF"), JPMorgan Active Value ETF ("Active Value ETF") and JPMorgan U.S. Tech Leaders ETF ("U.S. Tech Leaders ETF") is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan Market Expansion Enhanced Equity ETF ("Market Expansion Enhanced Equity ETF") is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid- capitalization equity markets.
The investment objective of JPMorgan Equity Premium Income ETF ("Equity Premium Income ETF") and JPMorgan Nasdaq Equity Premium Income ETF ("Nasdaq Equity Premium Income ETF") is to seek current income while maintaining prospects for capital appreciation.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
Active Growth ETF	NYSE Arca, Inc.
Active Small Cap Value ETF	NYSE Arca, Inc.
Active Value ETF	NYSE Arca, Inc.
Equity Premium Income ETF	NYSE Arca, Inc.
Market Expansion Enhanced Equity ETF	NYSE Arca, Inc.
Nasdaq Equity Premium Income ETF	The NASDAQ Stock Market LLC
U.S. Tech Leaders ETF	The NASDAQ Stock Market LLC
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units”. Creation Units are issued and redeemed in exchange for a basket of securities and/or cash. A cash amount may be substituted if a Fund has sizable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i)

64	J.P. Morgan Exchange-Traded Funds	December 31, 2023

the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•
Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):
Active Growth ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$862,555,452	$—	$—	$862,555,452

(a)	Please refer to the SOI for specifics of portfolio holdings.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	65

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
Active Small Cap Value ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$14,438,824	$—	$—	$14,438,824

(a)	Please refer to the SOI for specifics of portfolio holdings.

Active Value ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$781,487,334	$—	$—	$781,487,334

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Premium Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$25,969,533,581	$—	$—	$25,969,533,581
Equity Linked Notes	—	4,166,768,851	—	4,166,768,851
Short-Term Investments
Investment Companies	8,580,135	—	—	8,580,135
Investment of Cash Collateral from Securities Loaned	172,559,627	—	—	172,559,627
Total Short-Term Investments	181,139,762	—	—	181,139,762
Total Investments in Securities	$26,150,673,343	$4,166,768,851	$—	$30,317,442,194

Market Expansion Enhanced Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,017,531,673	$—	$—	$1,017,531,673
Appreciation in Other Financial Instruments
Futures Contracts (a)	$883,709	$—	$—	$883,709

(a)	Please refer to the SOI for specifics of portfolio holdings.

Nasdaq Equity Premium Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$7,053,041,956	$—	$—	$7,053,041,956
Equity Linked Notes	—	1,332,934,171	—	1,332,934,171
Short-Term Investments
Investment Companies	44,936,965	—	—	44,936,965
Total Investments in Securities	$7,097,978,921	$1,332,934,171	$—	$8,430,913,092

66	J.P. Morgan Exchange-Traded Funds	December 31, 2023

U.S. Tech Leaders ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$191,169,486	$—	$—	$191,169,486

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of December 31, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Active Small Cap Value ETF	$38,265	$(38,265)	$—
Equity Premium Income ETF	169,175,386	(169,175,386)	—
Market Expansion Enhanced Equity ETF	60,173,842	(60,173,842)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	67

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended December 31, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Active Small Cap Value ETF	$4
Active Value ETF	81
Equity Premium Income ETF	14,723
Market Expansion Enhanced Equity ETF	3,206
Nasdaq Equity Premium Income ETF	1
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Active Growth ETF and U.S. Tech Leaders ETF did not lend out any securities during the six months ended December 31, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Active Growth ETF
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	$6,933,264	$33,658,726	$22,832,350	$—	$—	$17,759,640	17,759,640	$440,843	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

Active Small Cap Value ETF
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$—	$—	$—	$—	$—	$—	—	$26	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	—	56,340	17,570	—	—	38,770	38,770	500 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	278,027	1,439,227	1,181,754	—	—	535,500	535,500	9,628	—
Total	$278,027	$1,495,567	$1,199,324	$—	$—	$574,270		$10,154	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

68	J.P. Morgan Exchange-Traded Funds	December 31, 2023

Active Value ETF
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$—	$—	$—	$—	$—	$—	—	$213	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	252,180	1,345,118	1,597,298	—	—	—	—	3,701 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	12,221,401	18,639,848	8,984,221	—	—	21,877,028	21,877,028	501,303	—
Total	$12,473,581	$19,984,966	$10,581,519	$—	$—	$21,877,028		$505,217	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Premium Income ETF
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$—	$—	$—	$—	$—	$—	—	$1,177	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	334,966,807	758,999,999	940,000,000	106,973 *	21,203	154,094,982	154,033,369	10,078,501 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	47,208,090	350,989,669	379,733,114	—	—	18,464,645	18,464,645	1,157,595 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	224,743,189	2,805,189,420	3,021,352,474	—	—	8,580,135	8,580,135	6,999,707	—
Total	$606,918,086	$3,915,179,088	$4,341,085,588	$106,973	$21,203	$181,139,762		$18,236,980	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

December 31, 2023	J.P. Morgan Exchange-Traded Funds	69

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
Market Expansion Enhanced Equity ETF
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$—	$—	$—	$—	$—	$—	—	$448	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	17,998,200	140,000,001	103,000,000	5,798 *	5,999	55,009,998	54,988,003	1,044,128 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	5,817,078	66,942,929	65,296,040	—	—	7,463,967	7,463,967	154,635 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	19,564,496	63,147,861	65,442,741	—	—	17,269,616	17,269,616	448,307	—
Total	$43,379,774	$270,090,791	$233,738,781	$5,798	$5,999	$79,743,581		$1,647,518	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Nasdaq Equity Premium Income ETF
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$—	$—	$—	$—	$—	$—	—	$3,767	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	—	22,900	22,900	—	—	—	—	3 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	49,625,385	1,215,222,399	1,219,910,819	—	—	44,936,965	44,936,965	1,648,598	—
Total	$49,625,385	$1,215,245,299	$1,219,933,719	$—	$—	$44,936,965		$1,652,368	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

70	J.P. Morgan Exchange-Traded Funds	December 31, 2023

U.S. Tech Leaders ETF
For the period ended December 31, 2023
Security Description	Value at October 4, 2023(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (b) (c)	$—	$—	$—	$—	$—	$—	—	$17	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	—	542,025	542,025	—	—	—	—	62 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	—	10,840,765	8,506,016	—	—	2,334,749	2,334,749	10,548	—
Total	$—	$11,382,790	$9,048,041	$—	$—	$2,334,749		$10,627	$—

(a)	Commencement of operations was October 4, 2023.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
E. Futures Contracts— Equity Premium Income ETF, Market Expansion Enhanced Equity ETF and Nasdaq Equity Premium Income ETF used index futures contracts to manage and hedge equity price risk associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the six months ended December 31, 2023:
	Equity Premium Income ETF	Market Expansion Enhanced Equity ETF	Nasdaq Equity Premium Income ETF
Futures Contracts:
Average Notional Balance Long	$37,580,357	$14,370,822	$—
Average Notional Balance Short	(2,418,482)	—	(68,447,985)
Ending Notional Balance Long	—	14,334,750	—

December 31, 2023	J.P. Morgan Exchange-Traded Funds	71

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
F. Equity-Linked Notes — Equity Premium Income ETF and Nasdaq Equity Premium Income ETF invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as Interest income from non-affiliates on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. A Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
As of December 31, 2023, Equity Premium Income ETF and Nasdaq Equity Premium Income ETF had outstanding ELNs as listed on the SOIs.
G. Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
I. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared and paid at least monthly for Equity Premium Income ETF and Nasdaq Equity Premium Income ETF, at least annually for Active Growth ETF, Active Small Cap Value ETF, Market Expansion Enhanced Equity ETF and U.S. Tech Leaders ETF, and at least quarterly for Active Value ETF. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Management Fee—JPMIM manages the investments of each Fund. For each Fund other than Market Expansion Enhanced Equity ETF, the investments are managed pursuant to a Management Agreement, under which JPMIM is responsible for substantially all of each Fund’s expenses as described below. JPMIM also manages the investments of Market Expansion Enhanced Equity ETF pursuant to an Investment Advisory Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund's respective average daily net assets at the following rate:

Active Growth ETF	0.44%
Active Small Cap Value ETF	0.74
Active Value ETF	0.44
Equity Premium Income ETF	0.35
Market Expansion Enhanced Equity ETF	0.25
Nasdaq Equity Premium Income ETF	0.35
U.S. Tech Leaders ETF	0.65
Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds' 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished

72	J.P. Morgan Exchange-Traded Funds	December 31, 2023

through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.
B. Administration Fee— JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.
Pursuant to a separate Administration Agreement, the Administrator provides certain administration services to Market Expansion Enhanced Equity ETF. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of Market Expansion Enhanced Equity ETF's average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund’s average daily net assets in excess of $25 billion. For the year ended June 30, 2023, the effective rate was 0.075% of Market Expansion Enhanced Equity ETF's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees for Market Expansion Enhanced Equity ETF as outlined in Note 3.E.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM, for the Funds except Market Expansion Enhanced Equity ETF, pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
For Market Expansion Enhanced Equity ETF, the Fund pays JPMCB directly. The amounts for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. The amounts paid for transfer agency services are included in Transfer agency fees on the Statements of Operations.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
D. Distribution Services— The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements— The Adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse Market Expansion Enhanced Equity ETF to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.24% of Market Expansion Enhanced Equity ETF's average daily net assets.  The expense limitation agreement was in effect for the six months ended December 31, 2023 and the contractual expense limitation is in place until at least June 30, 2025.
For the six months ended December 31, 2023, Market Expansion Enhanced Equity ETF’s service providers waived fees and/or reimbursed expenses for Market Expansion Enhanced Equity ETF as follows. None of these parties expect Market Expansion Enhanced Equity ETF to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Reimbursements
Market Expansion Enhanced Equity ETF	$461,954
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2023 were as follows:

Market Expansion Enhanced Equity ETF	$10,305

December 31, 2023	J.P. Morgan Exchange-Traded Funds	73

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2023 the amount of these reimbursements were as follows:

Market Expansion Enhanced Equity ETF	$841
F. Other— Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A. for the Funds except Market Expansion Enhanced Equity ETF. Market Expansion Enhanced Equity ETF, along with certain other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The below Funds used related party broker-dealers during the six months ended December 31, 2023, and incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows:
Brokerage Commissions
Active Growth ETF	$1,420
Market Expansion Enhanced Equity ETF	214
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended December 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Active Growth ETF	$111,239,959	$109,274,158
Active Small Cap Value ETF	2,093,871	2,320,360
Active Value ETF	265,243,235	263,383,698
Equity Premium Income ETF	25,104,084,495	24,528,640,034
Market Expansion Enhanced Equity ETF	129,134,567	127,560,314
Nasdaq Equity Premium Income ETF	6,034,643,859	5,102,938,677
U.S. Tech Leaders ETF	12,013,725	6,397,817
For the six months ended December 31, 2023, in-kind transactions associated with creations and redemptions were as follows:
	In-Kind Purchases	In-Kind Sales
Active Growth ETF	$429,774,007	$9,423,935
Active Small Cap Value ETF	2,335,859	—
Active Value ETF	323,501,675	8,733,067
Equity Premium Income ETF	2,934,040,795	962,985,797
Market Expansion Enhanced Equity ETF	51,217,500	13,340,157
Nasdaq Equity Premium Income ETF	4,343,279,961	1,050,786,349
U.S. Tech Leaders ETF	175,720,423	4,119,210
During the six months ended December 31, 2023, the Funds delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each in-kind redemption transaction.

74	J.P. Morgan Exchange-Traded Funds	December 31, 2023

5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Active Growth ETF	$728,169,310	$135,060,661	$674,519	$134,386,142
Active Small Cap Value ETF	13,387,203	1,340,464	288,843	1,051,621
Active Value ETF	717,680,022	72,360,705	8,553,393	63,807,312
Equity Premium Income ETF	27,264,924,124	3,586,580,504	534,062,434	3,052,518,070
Market Expansion Enhanced Equity ETF	733,080,475	314,961,232	29,626,325	285,334,907
Nasdaq Equity Premium Income ETF	7,589,327,059	924,013,434	82,427,401	841,586,033
U.S. Tech Leaders ETF	179,827,895	12,170,394	828,803	11,341,591
At June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Active Growth ETF	$259,031	$—
Active Small Cap Value ETF	22,846	—
Active Value ETF	2,033,118	42,420
Equity Premium Income ETF	1,010,524,741	164,353,537
Nasdaq Equity Premium Income ETF	19,918,405	—
Net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the Funds deferred to July 1, 2023 the following net capital losses (gains) of:
	Net Capital Losses (Gains)		Specified Ordinary Losses
	Short-Term	Long-Term
Active Growth ETF	$10,376,110	$—	$3,149
Active Value ETF	(72,597)	225,065	—
Equity Premium Income ETF	1,068,373,987	157,403,926	—
Market Expansion Enhanced Equity ETF	7,063,101	(2,363,848)	—
Nasdaq Equity Premium Income ETF	295,998,408	150,981	—
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Fund's shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount plus at least 105% for the Funds of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	75

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
7. Borrowings
Effective November 1, 2022, the Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2023.
Effective August 8, 2023, the Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into an existing joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Although the Trust is effectively part of the Credit Facility as of August 8, 2023, it is not eligible to draw on the Credit Facility, and will not incur costs associated with being a part of the Credit Facility, until on or about May 28, 2024.
This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or the one-month Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility has been amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the six months ended December 31, 2023.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of December 31, 2023, the Adviser owned shares representing more than 10% of net assets of the following Funds:
% of Ownership
Active Small Cap Value ETF	75%
Significant shareholder transactions by the Adviser may impact the Funds' performance.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
Equity Premium Income ETF's and Nasdaq Equity Premium Income ETF's investments in ELNs entail varying degrees of risks. The Funds are subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Funds may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Funds from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

76	J.P. Morgan Exchange-Traded Funds	December 31, 2023

The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	77

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, excluding Market Expansion Enhanced Equity ETF, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. As a shareholder for Market Expansion Enhanced Equity ETF, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, including investment advisory fees, administration fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, July 1, 2023, and continued to hold your shares at the end of the reporting period, December 31, 2023.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000
(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Active Growth ETF
Actual *	$1,000.00	$1,097.70	$2.27	0.43%
Hypothetical *	1,000.00	1,023.04	2.19	0.43
JPMorgan Active Small Cap Value ETF
Actual *	1,000.00	1,115.70	3.94	0.74
Hypothetical *	1,000.00	1,021.47	3.76	0.74
JPMorgan Active Value ETF
Actual *	1,000.00	1,055.90	2.27	0.44
Hypothetical *	1,000.00	1,022.99	2.24	0.44
JPMorgan Equity Premium Income ETF
Actual *	1,000.00	1,041.60	1.80	0.35
Hypothetical *	1,000.00	1,023.44	1.78	0.35
JPMorgan Market Expansion Enhanced Equity ETF
Actual *	1,000.00	1,083.60	1.26	0.24
Hypothetical *	1,000.00	1,023.93	1.22	0.24
JPMorgan Nasdaq Equity Premium Income ETF
Actual *	1,000.00	1,095.40	1.84	0.35
Hypothetical *	1,000.00	1,023.44	1.78	0.35
JPMorgan U.S. Tech Leaders ETF
Actual **	1,000.00	1,176.20	1.70	0.65
Hypothetical *	1,000.00	1,021.93	3.30	0.65

*	Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**
Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 88/366
(to reflect the actual period). The Fund commenced operations on October 4, 2023.

78	J.P. Morgan Exchange-Traded Funds	December 31, 2023

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited)
JPMorgan Active Growth ETF, JPMorgan Active Value ETF, JPMorgan Equity Premium Income ETF and JPMorgan Nasdaq Equity Premium Income Fund
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the management agreements. The Board also met for the specific purpose of considering management agreement annual renewals. The Board held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the management agreements for JPMorgan Active Growth ETF, JPMorgan Active Value ETF, JPMorgan Equity Premium Income ETF and JPMorgan Nasdaq Equity Premium Income Fund (each a “Fund,” and collectively, the “Funds”) whose semi-annual report is contained herein (each a “Management Agreement” and collectively, the “Management Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to a Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to a Management Agreement or any of their affiliates, approved the continuation of each Management Agreement on August 10, 2023.
As part of their review of the Management Agreements, the Trustees considered and reviewed performance and other information about the Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Management Agreements, the Trustees reviewed the Management Agreements with representatives of the Adviser, counsel to the Funds, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Management Agreements. The Trustees also discussed the Management Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Management Agreement is provided below.   Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Management Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Management Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Management Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;

December 31, 2023	J.P. Morgan Exchange-Traded Funds	79

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited) (continued)
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Funds;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Management Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that under the Management Agreements, the Adviser provides advisory and administrative services and is responsible for substantially all expenses of each Fund under a “unitary fee structure.”  The Trustees noted that the unitary management fee for each Fund does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses are limited even when a Fund is new and not achieving economies of scale.  The Trustees considered the fact that increases in assets would not lead to management fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.

80	J.P. Morgan Exchange-Traded Funds	December 31, 2023

Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of management services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about each Fund’s performance throughout the year.
For JPMorgan Active Growth ETF and JPMorgan Nasdaq Equity Premium Income ETF, each of which launched in 2022 and therefore were not included in the Broadridge comparison discussed below, the Trustees discussed each Fund’s performance (on both a relative and absolute basis).  The Trustees also considered each Fund’s investment strategy and processes, portfolio management teams and competitive positioning against peer funds.  The Trustees also discussed the performance and the investment strategy of each of these Funds with the Adviser.  Based on these discussions and various other factors, the Trustees concluded each Fund’s performance was satisfactory.
For the JPMorgan Active Value ETF and JPMorgan Equity Premium Income ETF, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting exchange-traded funds in each Fund’s Universe, and noted that Universe quintile rankings were not calculated if the number of funds in the
Universe did not meet a predetermined minimum.   As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:
The Trustees noted that the JPMorgan Active Value ETF’s performance was in the first quintile of the Universe for the one-year period ended December 31, 2022.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the JPMorgan Equity Premium Income ETF’s performance was in the first of the Universe for the one-year period ended December 31, 2022.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
Management Fees and Expense Ratios
The Trustees considered the contractual management fee rate paid by each Fund to the Adviser and compared the rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees reviewed a description of Broadridge’s methodology for selecting funds in the Peer Group and Universe, as applicable, and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Trustees also reviewed information about other expenses and the total expense ratio for each Fund.  The Trustees recognized that it can be difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s management fees and expense ratios are summarized below:
The Trustees noted that the JPMorgan Active Growth ETF’s net management fee and actual total expenses were both in the first quintile of both the Peer Group and Universe.  After

December 31, 2023	J.P. Morgan Exchange-Traded Funds	81

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited) (continued)
considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Active Value ETF’s net management fee and actual total expenses were both in the first and second quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Equity Premium Income ETF’s net management fee and actual total expenses were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Nasdaq Equity Premium Income ETF’s net management fee and actual total expenses were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was fair and reasonable in light of the services provided to the Fund.

82	J.P. Morgan Exchange-Traded Funds	December 31, 2023

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
JPMorgan Market Expansion Enhanced Equity ETF
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreement for the JPMorgan Market Expansion Enhanced Equity ETF (the “Fund”) whose semi-annual report is contained herein (the “Advisory Agreement” ).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds.  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Fund’s performance as compared to the performance of its peers and benchmark, and analyses by the Adviser of the Fund’s performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds  provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Fund’s objectives, benchmarks, and peers.  Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Fund, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund, including personnel changes, if any;
•  The investment strategy for the Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for the Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Fund and in the financial industry generally;

December 31, 2023	J.P. Morgan Exchange-Traded Funds	83

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)  (continued)
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Fund;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Fund.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.
The Trustees also considered that the Adviser earns fees from the Fund for providing administration services.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Fund.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented a contractual expense limitation and fee waiver (“Fee Cap”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception, and that the fees remain fair and reasonable relative to peer funds.  The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Fund, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for the Fund, including the Fee Cap that the Adviser has in place that serves to limit the overall net expense ratio of the Fund at a competitive level, was reasonable.  The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Cap and from the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.  The

84	J.P. Morgan Exchange-Traded Funds	December 31, 2023

Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting exchange-traded funds in the Fund’s Universe, and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum.  As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the
Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:
The Trustees noted that the Fund’s performance was in the third quintile of the Universe for the one- and three-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
Advisory Fee and Expense Ratio
The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratio for the Fund, and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Trustees considered  the Fee Cap currently in place for the Fund, the net advisory fee rate and net expense ratio, taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of the Fund’s advisory fee and expense ratio are summarized below:
The Trustees noted that the Fund’s net advisory fee and actual total expenses were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	85

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENT
(Unaudited)
JPMorgan U.S. Tech Leaders ETF
On February 7-9, 2023, the Board of Trustees (the “Board” or the “Trustees”)  held meetings and approved the initial management agreement (the “Management Agreement”) for the JPMorgan U.S. Tech Leaders ETF (the “Fund”). The Management Agreement was approved by a majority of the Trustees who are not “Interested Persons” (as defined in the Investment Company Act of 1940) of any party to the Management Agreement or any of their affiliates. In connection with the approval of the Management Agreement, the Trustees reviewed written materials prepared by J.P. Morgan Investment Management Inc. (the “Adviser”) and received oral presentations from Adviser personnel.  Before voting on the proposed Management Agreement, the Trustees reviewed the Management Agreement with representatives of the Adviser and with counsel to the Fund and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Management Agreement. They also considered information they received from the Adviser over the course of the year in connection with their oversight of other funds managed by the Adviser. The Trustees also discussed the proposed Management Agreement with independent legal counsel in executive session at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Management Agreement is provided below. The Trustees considered information provided with respect to the Fund and the approval of the Management Agreement. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under its Management Agreement was fair and reasonable and that initial approval of the Management Agreement was in the best interests of the Fund and its potential shareholders.
Summarized below are the material factors considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
In connection with the approval of the Fund’s initial Management Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the Management Agreement, as well as other relevant information furnished for the Trustees, regarding the nature, extent, and quality of services provided by the adviser. Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel;
•  The qualifications, backgrounds and responsibilities of the portfolio management team to be primarily responsible for the day-to-day management of the Fund;
•  The investment strategy for the Fund, and the infrastructure supporting the portfolio management team;
•  Information about the structure and distribution strategy of the Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services to be provided by the Adviser under the Management Agreement;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Fund and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Fund;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits expected to be received by the Adviser and its affiliates as a result of their relationship with the Fund. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.
The Trustees also considered the benefits the Adviser is expected to receive as the result of the roles JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, plays as custodian, fund accountant and transfer agent for the Fund, including the profitability of those arrangements to JPMCB.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale.  The Trustees considered that under the Management Agreement, the Adviser will provide advisory and administrative services and will be responsible for substantially all expenses of the Fund under a “unitary fee structure.”  The Trustees noted that the proposed unitary management fee for the Fund does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses would be limited even when the Fund

86	J.P. Morgan Exchange-Traded Funds	December 31, 2023

is new and not achieving economies of scale. The Trustees considered the fact that increases in assets would not lead to management fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under its Management Agreement in the future. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of management services and fee rates offered to clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for management styles substantially similar to that of the Fund. The Trustees considered that the Adviser or its affiliates manage other accounts with a substantially similar investment strategy as that of the Fund.  The Trustees concluded that the fees to be charged to the Fund in comparison to those charged to such other clients were reasonable.
Investment Performance
The Trustees considered the Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds and concluded that the prospects for competitive future performance were acceptable.
Management Fee
The Trustees considered the contractual management fee rate that will be paid by the Fund to the Adviser and compared that rate to information prepared by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, providing management fee rates paid by other funds in the same Morningstar category as the Fund. The Trustees also considered the fees paid to JPMCB, for custody, fund accounting, transfer agency and other related services for the Fund and the profitability of these arrangements to JPMCB.
The Trustees considered how the Fund will be positioned against peer funds, as identified by management and/or Broadridge, as well as how the peer funds included in the Broadridge data differed from the Fund. The Trustees also noted that because the Fund was not yet operational, no profitability information was available. After considering the factors identified above and other factors, in light of the information, the Trustees concluded that the Fund’s proposed management fee was fair and reasonable.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	87

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J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. December 2023.
SAN-ETF-1223

Semi-Annual Report
J.P. Morgan Exchange-Traded Funds
December 31, 2023  (Unaudited)
Fund	Ticker	Listing Exchange
JPMorgan Equity Focus ETF	JPEF	The NASDAQ Stock Market LLC

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.
Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from the Fund. Shares may only be subscribed and redeemed directly from the Fund by Authorized Participants, in large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
February 7, 2024 (Unaudited)
Dear Shareholder,
U.S. equity markets surged through the end of 2023 and into early 2024 as the risk of economic recession receded and the prospect of lower interest rates drove investor optimism. Globally, financial markets largely generated positive returns, despite heightened geopolitical tensions and signs of economic weakness across Europe and China.
“Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth.” — Brian S. Shlissel
Inflation pressures eased sufficiently during the second half of 2023 to allow the U.S. Federal Reserve (the “Fed”) to hold the benchmark discount interest rate at 5.25% at its June 2023 meeting, ending a string of 10 consecutive interest rate increases. The Fed raised rates once more in July 2023, then held the benchmark rate at 5.50% for the remainder of the 2023.
In the face of elevated interest rates, the U.S. economy proved surprisingly resilient and largely led developed markets in growth through the end of 2023. Gross domestic product outpaced economists’ consensus expectations with a 4.9% jump in the third quarter and estimated growth of 3.3% in the fourth quarter. Though the U.S. economy continued to expand, inflation data indicated that the Fed’s efforts to cool the domestic economy appeared to be effective.
Certain other measures of the U.S. economy showed little sign of weakness. Consumer spending remained elevated in the second half of 2023 and rose month-to-month to reach approximately $709.9 billion in retail sales in December 2023. The unemployment rate settled at 3.7% in the final two months of 2023 as approximately 333,000 jobs were added in December alone. Further, an estimated 353,000 jobs were added in January 2024, approximately double the increase anticipated by certain economists.
Both equity and bond markets in the U.S. performed well, buoyed by the overall strength shown by the U.S. economy and the apparent turn in Fed policy. Stronger-than-expected  consumer spending and corporate earnings, as well as investor expectations for artificial-intelligence-driven productivity gains bolstered demand for equities in recent months. Certain leading U.S. equity indexes returned more than 9% in November and in excess of 5% in December 2023. In January 2024, the S&P 500 Index reached six new closing highs and surpassed 4,800 points for the first time. However, equity market gains were not broadly spread: The largest 10 stocks in the S&P 500 Index comprised approximately 90% of the index’s price gains for all of 2023.
While U.S. financial markets largely appeared to withstand increased geopolitical tensions in 2023, the potential for the conflicts in Ukraine and Israel to expand in intensity and geography may threaten global economic growth and increase market volatility. Additionally, the Fed may be forced to change policy should the strength of U.S. economy recede or the downward trend in inflation were to reverse.
Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth. While risks to the growth outlook remain, we believe investors who hold a well-diversified portfolio over the long term should be positioned to benefit from positive economic trends.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

December 31, 2023	J.P. Morgan Exchange-Traded Funds	1

JPMorgan Equity Focus ETF
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	9.58%
Market Price **	9.51%
S&P 500 Index	8.04%
Net Assets as of 12/31/2023	$366,886,826
Fund Ticker	JPEF
INVESTMENT OBJECTIVE***
The JPMorgan Equity Focus ETF1 (the “Fund”) seeks long term capital appreciation.
INVESTMENT APPROACH
The Fund invests primarily in a focused portfolio of growth and value stocks with the flexibility to invest more heavily in either style based on market conditions. The Fund’s adviser seeks companies that it believes have durable franchises, sustainable competitive positions, strong management and strong balance sheets. The Fund generally holds no more than 40 stocks and the adviser may increase its cash positions when attractive investment opportunities are scarce.
HOW DID THE MARKET PERFORM?
U.S. equity markets largely rallied in the final two months of 2023, rebounding from three months of declines to generate positive returns for the six month period. Investor demand for large cap stocks in the technology and communications sectors was a leading driver of equity market returns. Bond markets generally provided positive returns but underperformed equity markets.
After raising its policy benchmark interest rates by 0.25% in July 2023, the U.S. Federal Reserve (the “Fed”) declined to raise rates further at its next three meetings for the year. More importantly for investors, the central bank stated in December 2023 that it could begin to lower interest rates in the first half of 2024, if inflationary pressures continued to recede.
While the U.S. economic growth showed signs of slowing in mid-2023, third-quarter gross domestic product exceeded economists’ consensus expectations with a 4.9% increase. Growth was largely driven by resilient consumer spending and inventory building by businesses. The unemployment rate in the U.S. remained historically low at 3.8% for most of the six-month period before settling at 3.7% in December 2023. The data and the outlook for interest rates fed investor expectations that the U.S. could avoid an economic recession in 2024.
U.S. equities generally outperformed both international developed markets and emerging markets equities for the period. Overall, gains in U.S. markets were led by large capitalization stocks in the technology and communications sectors, particularly the so-called Magnificent Seven: Apple Inc., Amazon.com Inc., Alphabet Inc., Meta Platforms Inc.,
Microsoft Corp., Nvidia Corp. and Tesla Inc. At the end of 2023, the 10 largest companies in the S&P 500 Index accounted for 31.2% of the index’s total market capitalization. Notably, only within small cap stocks did value outperform growth for the period.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the consumer discretionary and communication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and real estate sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Capitol One Financial Corp., Intuit Inc. and Regeneron Pharmaceuticals Inc. Shares of Capital One Financial, a credit card and consumer banking provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2023 and amid investor expectations the company would benefit from potentially lower interest rate in 2024. Shares of Intuit, a financial software developer, rose after the company reported better-than-expected earnings and revenue for its fiscal first quarter. Shares of Regeneron Pharmaceuticals, a drug development company, rose amid positive clinical results for the company’s proposed gene therapy as well as increased mergers and acquisitions activity within the pharmaceuticals sector.
Leading individual detractors from relative performance included the Fund’s overweight positions in Intuitive Surgical Inc. and Bristol-Myers Squibb Co., and its underweight position in Eli Lilly & Co. Shares of Intuitive Surgical, a developer of minimally invasive surgical equipment, fell after the company reported lower-than-expected revenue for the third quarter of 2023. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023 amid increased competition from generic versions of the company’s leading anti-cancer drug. Shares of Eli Lilly, a developer and manufacturer of pharmaceuticals, rose amid strong demand for the company’s weight-loss drug.

2	J.P. Morgan Exchange-Traded Funds	December 31, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $52.75 as of December 31, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at the market price during the period, and sale at the market price on the last day of the period. Prior to the Fund's listing on July 31, 2023, the net asset value performance of the Fund and the Class R6 Shares of the Predecessor Fund, are used as proxy market price returns. The price used to calculate the market price return was the closing price on The NASDAQ Stock Market LLC. As of December 31, 2023, the closing price was $52.72.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the technology and financials sectors and the Fund’s smallest positions were in the utilities and consumer staples sectors.
1On July 28, 2023, the Fund acquired the assets and liabilities, and assumed the performance, financial and other historical information, of the JPMorgan Equity Focus Fund (the “Predecessor Fund”), an open-end mutual fund that had operated since July 29, 2011. The Fund’s performance prior to July 28, 2023 is linked to the Predecessor Fund’s Class R6 Shares.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.8%
2.	Amazon.com, Inc.	5.3
3.	Meta Platforms, Inc., Class A	4.1
4.	Apple, Inc.	4.0
5.	Loews Corp.	3.5
6.	NVIDIA Corp.	3.4
7.	Capital One Financial Corp.	3.2
8.	Berkshire Hathaway, Inc., Class B	3.1
9.	Mastercard, Inc., Class A	3.1
10.	Alphabet, Inc., Class C	2.9

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	24.2%
Financials	17.8
Consumer Discretionary	13.1
Health Care	10.3
Communication Services	7.0
Real Estate	6.8
Industrials	6.5
Energy	4.8
Materials	3.4
Consumer Staples	2.4
Utilities	1.8
Short-Term Investments	1.9

December 31, 2023	J.P. Morgan Exchange-Traded Funds	3

JPMorgan Equity Focus ETF
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR
JPMorgan Equity Focus ETF
Net Asset Value	July 29, 2011**	9.58%	31.92%	17.22%	12.36%
Market Price		9.51	31.84	17.21	12.35

*	Not annualized.
**	Inception date for Class I Shares of the Predecessor Fund (as defined below).
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383.
JPMorgan Equity Focus ETF (the “Fund”) acquired the assets and liabilities of the JPMorgan Equity Focus Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the performance for the Fund prior to the close of business on July 28, 2023 is the performance of the Predecessor Fund’s Class R6 Shares. Inception date for the Predecessor Fund’s Class R6 Shares is October 1, 2018. Returns for the Predecessor Fund’s Class R6 Shares prior to their inception date are based on the performance of the Predecessors Fund’s Class I Shares. The actual returns of the Predecessor Fund’s Class R6 Shares would have been different than those shown because the Predecessor Fund’s Class R6 Shares had different expenses than the Predecessor Fund’s Class I Shares. Inception date for the Predecessor Fund’s Class I Shares is July 29, 2011.
Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares' lower expenses than those of the Predecessor Fund’s Class R6 Shares and Class I Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor Fund is based on the net asset value (“NAV”) per share of the Predecessor Fund Shares rather than on market-determined prices. Prior to the Fund’s listing on July 31, 2023, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
The graph illustrates comparative performance for $10,000 invested in shares of the Fund and the S&P 500 Index (“Index”) from December 31, 2013 to December 31, 2023. The performance of the Fund reflects the deduction of
Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with an ETF and approximates the minimum possible dividend reinvestment of the securities included in the Index, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

4	J.P. Morgan Exchange-Traded Funds	December 31, 2023

JPMorgan Equity Focus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.1%
Air Freight & Logistics — 1.8%
United Parcel Service, Inc., Class B	41,961	6,597,528
Automobiles — 1.3%
Tesla, Inc. *	19,767	4,911,704
Banks — 5.0%
Bank of America Corp.	232,537	7,829,521
M&T Bank Corp.	75,677	10,373,803
		18,203,324
Biotechnology — 5.2%
AbbVie, Inc.	55,909	8,664,218
Regeneron Pharmaceuticals, Inc. *	11,668	10,247,887
		18,912,105
Broadline Retail — 5.3%
Amazon.com, Inc. *	128,906	19,585,978
Building Products — 2.0%
Trane Technologies plc	29,772	7,261,391
Construction & Engineering — 1.6%
Quanta Services, Inc.	26,951	5,816,026
Construction Materials — 2.0%
Martin Marietta Materials, Inc.	14,657	7,312,524
Consumer Finance — 3.2%
Capital One Financial Corp.	88,990	11,668,369
Containers & Packaging — 1.4%
Packaging Corp. of America	30,878	5,030,335
Electric Utilities — 1.8%
NextEra Energy, Inc.	109,558	6,654,553
Financial Services — 6.2%
Berkshire Hathaway, Inc., Class B *	32,032	11,424,533
Mastercard, Inc., Class A	26,408	11,263,276
		22,687,809
Ground Transportation — 1.1%
JB Hunt Transport Services, Inc.	20,358	4,066,307
Health Care Providers & Services — 2.2%
UnitedHealth Group, Inc.	15,306	8,058,150
Hotels, Restaurants & Leisure — 1.6%
Booking Holdings, Inc. *	1,683	5,969,971
Household Products — 2.4%
Procter & Gamble Co. (The)	59,567	8,728,948
Insurance — 3.5%
Loews Corp.	185,331	12,897,184
INVESTMENTS	SHARES	VALUE($)

Interactive Media & Services — 7.0%
Alphabet, Inc., Class C *	76,268	10,748,449
Meta Platforms, Inc., Class A *	42,372	14,997,993
		25,746,442
Oil, Gas & Consumable Fuels — 4.8%
EOG Resources, Inc.	77,426	9,364,674
Kinder Morgan, Inc.	476,767	8,410,170
		17,774,844
Pharmaceuticals — 2.9%
Bristol-Myers Squibb Co.	113,257	5,811,217
Eli Lilly & Co.	8,563	4,991,544
		10,802,761
Retail REITs — 1.8%
Regency Centers Corp.	99,080	6,638,360
Semiconductors & Semiconductor Equipment — 8.6%
Advanced Micro Devices, Inc. *	57,252	8,439,518
Broadcom, Inc.	5,097	5,689,526
Lam Research Corp.	6,201	4,856,995
NVIDIA Corp.	25,377	12,567,198
		31,553,237
Software — 11.6%
Intuit, Inc.	11,480	7,175,344
Microsoft Corp.	76,175	28,644,847
Palo Alto Networks, Inc. *	22,750	6,708,520
		42,528,711
Specialized REITs — 5.0%
Public Storage	27,248	8,310,640
Weyerhaeuser Co.	288,723	10,038,899
		18,349,539
Specialty Retail — 4.8%
AutoZone, Inc. *	1,861	4,811,820
Home Depot, Inc. (The)	23,597	8,177,541
Ross Stores, Inc.	33,995	4,704,568
		17,693,929
Technology Hardware, Storage & Peripherals — 4.0%
Apple, Inc.	75,632	14,561,429
Total Common Stocks (Cost $275,105,977)		360,011,458
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Equity Focus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 1.9%
Investment Companies — 1.9%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $7,018,575)	7,016,014	7,021,627
Total Investments — 100.0% (Cost $282,124,552)		367,033,085
Liabilities in Excess of Other Assets — (0.0)% ^		(146,259)
NET ASSETS — 100.0%		366,886,826

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. Morgan Exchange-Traded Funds	December 31, 2023

STATEMENT OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited)

JPMorgan Equity Focus ETF
ASSETS:
Investments in non-affiliates, at value	$360,011,458
Investments in affiliates, at value	7,021,627
Cash	28,655
Receivables:
Fund shares sold	124,182
Dividends from non-affiliates	93,523
Dividends from affiliates	15,217
Total Assets	367,294,662
LIABILITIES:
Payables:
Investment securities purchased	263,167
Accrued liabilities:
Investment advisory fees	99,968
Administration fees	20,615
Printing and mailing costs	92
Custodian and accounting fees	9,440
Other	14,554
Total Liabilities	407,836
Net Assets	$366,886,826
NET ASSETS:
Paid-in-Capital	$281,892,425
Total distributable earnings (loss)	84,994,401
Total Net Assets	$366,886,826
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001) (a)	6,955,111
Net asset value, per share	$52.75
Cost of investments in non-affiliates	$275,105,977
Cost of investments in affiliates	7,018,575

(a)
JPMorgan Equity Focus ETF acquired all of the assets and liabilities of the JPMorgan Equity Focus Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Equity Focus ETF and will be used going forward. As a result, the information prior to close of business on July 28, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited)

JPMorgan Equity Focus ETF (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$570
Interest income from affiliates	16
Dividend income from non-affiliates	1,504,584
Dividend income from affiliates	171,052
Total investment income	1,676,222
EXPENSES:
Investment advisory fees	626,635
Administration fees	93,996
Distribution fees (See Note 3.C.)	7,788
Service fees (See Note 3.D.)	32,878
Custodian and accounting fees	14,661
Professional fees	23,842
Trustees’ and Chief Compliance Officer’s fees	12,027
Printing and mailing costs	24,760
Registration and filing fees	38,961
Transfer agency fees (See Note 2.F.)	635
Other	4,040
Total expenses	880,223
Less fees waived	(51,860)
Less expense reimbursements	(153,366)
Net expenses	674,997
Net investment income (loss)	1,001,225
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,468,766
Investments in affiliates	1,456
In-kind redemptions of investments in non-affiliates (See Note 4)	2,893,443
Net realized gain (loss)	12,363,665
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	14,160,828
Investments in affiliates	2,102
Change in net unrealized appreciation/depreciation	14,162,930
Net realized/unrealized gains (losses)	26,526,595
Change in net assets resulting from operations	$27,527,820

(a)
JPMorgan Equity Focus ETF acquired all of the assets and liabilities of the JPMorgan Equity Focus Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Equity Focus ETF and will be used going forward. As a result, the information prior to close of business on July 28, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Exchange-Traded Funds	December 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan Equity Focus ETF
	Six Months Ended December 31, 2023 (Unaudited)(a)	Year Ended June 30, 2023 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,001,225	$743,306
Net realized gain (loss)	12,363,665	(9,034,286)
Change in net unrealized appreciation/depreciation	14,162,930	45,986,915
Change in net assets resulting from operations	27,527,820	37,695,935
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,316,197)	(3,051,424)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	96,128,091	29,979,204
NET ASSETS:
Change in net assets	122,339,714	64,623,715
Beginning of period	244,547,112	179,923,397
End of period	$366,886,826	$244,547,112

(a)
JPMorgan Equity Focus ETF acquired all of the assets and liabilities of the JPMorgan Equity Focus Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Equity Focus ETF and will be used going forward. As a result, the information prior to close of business on July 28, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	9

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan Equity Focus ETF
	Six Months Ended December 31, 2023 (Unaudited)(a)	Year Ended June 30, 2023(a)
CAPITAL TRANSACTIONS: (b)
Proceeds from shares issued	$128,893,253	$35,914,400
Distributions reinvested	—	698,903
Cost of shares redeemed	(12,775,100)	(7,647,667)
Change in net assets resulting from capital transactions	116,118,153	28,965,636
Class A
Proceeds from shares issued	450,351	8,559,065
Distributions reinvested	—	285,422
Cost of shares redeemed	(1,157,346)	(6,815,608)
Change in net assets resulting from Class A capital transactions	(706,995)	2,028,879
Class C
Proceeds from shares issued	58,082	2,371,427
Distributions reinvested	—	102,463
Cost of shares redeemed	(729,187)	(3,880,016)
Change in net assets resulting from Class C capital transactions	(671,105)	(1,406,126)
Class I
Proceeds from shares issued	3,283,083	49,318,384
Distributions reinvested	—	1,948,648
Cost of shares redeemed	(21,895,045)	(50,876,217)
Change in net assets resulting from Class I capital transactions	(18,611,962)	390,815
Total change in net assets resulting from capital transactions	$96,128,091	$29,979,204

(a)
JPMorgan Equity Focus ETF acquired all of the assets and liabilities of the JPMorgan Equity Focus Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Equity Focus ETF and will be used going forward. As a result, the information prior to close of business on July 28, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
Reflects reorganization from JPMorgan Equity Focus Fund on July 28, 2023.  See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Exchange-Traded Funds	December 31, 2023

	JPMorgan Equity Focus ETF
	Six Months Ended December 31, 2023 (Unaudited)(a)	Year Ended June 30, 2023(a)
SHARE TRANSACTIONS: (b)
Issued	2,559,341	1,185,619
Reinvested	—	23,894
Redeemed	(258,726)	(249,648)
Change in Shares	2,300,615	959,865
Class A
Issued	9,067	289,256
Reinvested	—	9,870
Redeemed	(23,269)	(233,236)
Change in Class A Shares	(14,202)	65,890
Class C
Issued	1,184	87,972
Reinvested	—	3,773
Redeemed	(14,690)	(132,233)
Change in Class C Shares	(13,506)	(40,488)
Class I
Issued	66,311	1,633,557
Reinvested	—	65,843
Redeemed	(439,873)	(1,673,338)
Change in Class I Shares	(373,562)	26,062

(a)
JPMorgan Equity Focus ETF acquired all of the assets and liabilities of the JPMorgan Equity Focus Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Equity Focus ETF and will be used going forward. As a result, the information prior to close of business on July 28, 2023, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. See Note 1.
(b)
Reflects reorganization from JPMorgan Equity Focus Fund on July 28, 2023.  See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance (a)
		Investment operations			Distributions
	Net asset value beginning of period	Net investment income (loss)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total Distributions
JPMorgan Equity Focus ETF (h)
Six Months Ended December 31, 2023 (Unaudited)	$48.33	$0.21	$4.41	$4.62	$(0.20)	$—	$(0.20)
Year Ended June 30, 2023	41.37	0.26	7.41	7.67	(0.21)	(0.50)	(0.71)
Year Ended June 30, 2022	50.79	0.23	(3.91)	(3.68)	(0.16)	(5.58)	(5.74)
Year Ended June 30, 2021	38.86	0.26	17.20	17.46	(0.33)	(5.20)	(5.53)
Year Ended June 30, 2020	43.46	0.43	2.41	2.84	(0.34)	(7.10)	(7.44)
October 1, 2018 through June 30, 2019	49.27	0.33	(0.08)	0.25	(0.76)	(5.30)	(6.06)
Year Ended June 30, 2019	45.63	0.26	3.38	3.64	(0.53)	(5.28)	(5.81)

(a)	Per share amounts reflect the conversion of the Predecessor Fund into the Fund as of the close of business on July 28, 2023. See Note 1.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)
JPMorgan Equity Focus ETF acquired all of the assets and liabilities of the JPMorgan Equity Focus Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 28, 2023. Market price returns are calculated using the official closing price of the JPMorgan Equity Focus ETF on the listing exchange as of the time that the JPMorgan Equity Focus ETF's NAV is calculated. Prior to the JPMorgan Equity Focus ETF's listing on July 31, 2023, the NAV performance of the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.

(g)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)
JPMorgan Equity Focus ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan Equity Focus Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the
Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period October
1, 2018 ("Predecessor Fund's Class R6 Shares inception date") up through the reorganization and the Predecessor Fund's Class I Shares for the period July 1, 2018 through June 30, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Exchange-Traded Funds	December 31, 2023

		Ratios/Supplemental data
					Ratios to average net assets (b)
Net asset value, end of period	Market price, end of period	Total Return(d)(e)	Market price total return(d)(f)	Net assets, end of period	Net expenses(g)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(d)

$52.75	$52.72	9.58%	9.51%	$366,886,826	0.50%	0.83%	0.65%	24%
48.33	48.33	18.85	18.85	73,543,793	0.60	0.60	0.68	41
41.37	41.37	(8.87)	(8.87)	35,124,561	0.60	0.47	0.69	29
50.79	50.79	47.82	47.82	34,054,483	0.60	0.55	0.73	58
38.86	38.86	6.39	6.39	23,880,786	0.60	1.06	0.83	44
43.46	43.46	2.03	2.03	22,345,977	0.59	1.08	0.95	45
43.46	43.46	9.50	9.50	75,887,175	0.84	0.57	1.08	45
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	13

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited)
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. JPMorgan Equity Focus ETF (the “Fund”) is a separate diversified series of the Trust covered in this report.
As of the close of business on July 28, 2023 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization and Liquidation previously approved by the Board of Trustees of the Trust (the “Board”), JPMorgan Equity Focus Fund (a mutual fund) (the “Acquired Fund” or “Equity Focus Fund”), a series of JPMorgan Trust I, was reorganized (the "Reorganization") into the Fund, a newly created exchange-traded fund. Following the Reorganization, the Acquired Fund’s performance (Class R6 Shares) and financial history were adopted by the Fund. In connection with the Reorganization, each shareholder of the Acquired Fund (except as noted below) received shares of the Fund equal in value to the number of shares of the Acquired Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of the Fund, which cash payment might have been taxable. Shareholders of the Acquired Fund who did not hold their shares through a brokerage account that could accept shares of the Fund on the Closing Date had their Acquired Fund shares liquidated, and such shareholders received cash equal in value to their Acquired Fund shares, which cash payment might have been taxable. Shareholders of the Acquired Fund who held their shares through a fund direct individual retirement account and did not take action prior to the Reorganization had their Acquired Fund shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to their Acquired Fund shares. The Fund has the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as the Acquired Fund. Effective as of the close of business on the Closing Date, the Acquired Fund ceased operations in connection with the consummation of the Reorganization.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Fund.
Costs incurred by the Fund and the Acquired Fund associated with the Reorganization (including the legal costs associated with the Reorganization) were borne by the Adviser by waiving fees or reimbursing expenses to offset the costs incurred by the Fund and Acquired Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Fund and Acquired Fund related to the disposition and acquisition of assets as part of a Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that were incurred in the ordinary course of business were borne by the Fund and the Acquired Fund. The management fee of the Fund is the same as the management fee of the Acquired Fund. The total annual fund operating expenses of the Fund are expected to be lower than the net expenses of each share class of the Acquired Fund after taking into consideration the expense limitation agreement the Adviser has entered into with the Fund for a term ending on July 31, 2026. The Reorganization did not result in the material change to the Acquired Fund's portfolio holdings. There are no material differences in accounting policies of the Acquired Fund as compared to those of the Fund.
The Fund did not purchase or sell securities following the Reorganization for purposes of realigning its investment portfolio. Accordingly, the Reorganization of the Acquired Fund did not affect the Fund’s portfolio turnover ratio for the six months ended December 31, 2023.
The investment objective of the Fund is to seek long term capital appreciation.
Shares of the Fund are listed and traded at market price on The NASDAQ Stock Market LLC. Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems its shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units". Creation Units are issued and redeemed in exchange for a basket of securities and/or cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board, which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations

14	J.P. Morgan Exchange-Traded Funds	December 31, 2023

for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund is calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$367,033,085	$—	$—	$367,033,085

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAV of the Fund.
As of December 31, 2023, the Fund had no investments in restricted securities including securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from

December 31, 2023	J.P. Morgan Exchange-Traded Funds	15

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.
The Fund did not lend out any securities during the six months ended December 31, 2023.
D. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the six months ended December 31, 2023*
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$2,664,835	$26,933,482	$22,580,248	$1,456	$2,102	$7,021,627	7,016,014	$171,052	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*
As of the close of business on July 28, 2023, JPMorgan Equity Focus Fund (the "Acquired Fund"), a series of Trust I Funds, reorganized ("the
Reorganization") into a newly created exchange-traded fund, JPMorgan Equity Focus ETF (the "Fund"). Following the Reorganization, the
Acquired Fund's performance and financial history were adopted by the Fund. The table includes transactions from the Acquired Fund for the period July 1, 2023 through July 28, 2023.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Allocation of Income and Expenses— Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds.
Transfer agency fees charged to the Acquired Fund were class-specific expenses. The amount of the transfer agency fees charged to each share class of the Acquired Fund for the period July 1, 2023 through Closing Date for for the Fund were as follows:
	Class A	Class C	Class I	ETF Shares	Total
Transfer agency fees	$232	$51	$307	$45	$635

16	J.P. Morgan Exchange-Traded Funds	December 31, 2023

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of December 31, 2023, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee— Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.
B. Administration Fee— Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund's average daily net assets, plus 0.050% of the Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund's average daily net assets in excess of $25 billion. For the six months ended December 31, 2023, the effective annualized rate was 0.075% of the Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.G.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the administration fees payable to JPMIM.
C. Distribution Fees— Up through the Closing Date, pursuant to a distribution agreement with the Trust (the “Distribution Agreement”), JPMDS, an indirect, wholly-owned subsidiary of JPMorgan, served as the Acquired Fund's principal underwriter and promoted and arranged for the sale of the Acquired Fund's shares.
Up through the Closing Date, the Acquired Fund's Board had adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Acquired Fund, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Acquired Fund did not charge a distribution fee. The Distribution Plan provided that the Acquired Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C
0.25%	0.75%
For the period July 1, 2023 through the Closing Date, JPMDS waived its distribution fee for the Acquired Fund.
In addition, up through the Closing Date, JPMDS was entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charge ("CDSC") from redemptions of Class C Shares and certain Class A Shares of the Acquired Fund for which front-end sales charges have been waived. For the period July 1, 2023 through the Closing Date, JPMDS did not retain any front-end sales charges or CDSCs.
D. Service Fees— Up through the Closing Date, JPMorgan Trust I, on behalf of the Acquired Fund, had entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provided certain support services to fund shareholders. For performing these services, JPMDS received a fee with respect to all share classes of the Acquired Fund, except Class R6 Shares which did not charge a service fee, that was accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I
0.25%	0.25%	0.25%
Prior to the Closing Date, JPMDS had entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invested in the Acquired Fund. Pursuant to such contracts, JPMDS paid all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.G.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	17

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
E. Custodian, Accounting and Transfer Agent Fees — JPMCB provides portfolio custody, accounting and transfer agency services (effective as of the Closing Date) to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The amounts paid directly to JPMCB by the Fund for transfer agency services are included in Transfer agency fees on the Statement of Operations.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
F. Distribution Services— The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. JPMDS receives no fees for their distribution services under the Distribution Agreement. Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
G. Waivers and Reimbursements—The Adviser, Administrator and/or JPMDS had contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed 0.50% of the Fund's average daily net assets.
The expense limitation agreement was in effect from the Closing Date through December 31, 2023, and the contractual expense limitation is in place until at least July 31, 2026.
Prior to the Closing Date, the Adviser, Administrator and/or JPMDS had contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund's respective average daily net assets as shown in the table below:
Class A	Class C	Class I	Class R6
1.10%	1.60%	0.85%	0.60%
For the six months ended December 31, 2023, the Fund's service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers					Voluntary Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements	12b-1
$27,748	$13,202	$484	$41,434	$153,233	$7,788
Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/ or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the six months ended December 31, 2023 was $2,638.
JPMIM voluntarily agreed to reimburse the Fund for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2023 the amount of this reimbursement was $133.
H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with certain other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

18	J.P. Morgan Exchange-Traded Funds	December 31, 2023

The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended December 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$58,562,947	$83,114,526
For the six months ended December 31, 2023, in-kind transactions associated with creations and redemptions were as follows:
In-Kind Purchases	In-Kind Sales
$122,196,285	$5,835,207
During the six months ended December 31, 2023, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2023 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$282,124,552	$85,727,200	$818,667	$84,908,533
At June 30, 2023, the Fund had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
Short-Term	Long-Term
$3,307,035	$99,741
Net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2023, the Fund deferred to July 1, 2023 the following net capital losses (gains) of:
Net Capital Losses (Gains)
Short-Term	Long-Term
$3,361,836	$1,309,500
6. Capital Share Transactions
The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.
Shares of the Fund may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Fund's shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Fund. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of the Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Fund's registration statement. In these instances, the initial Deposit Instruments

December 31, 2023	J.P. Morgan Exchange-Traded Funds	19

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% for the Fund of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
7. Borrowings
Effective November 1, 2022, the Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Fund had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2023.
Effective August 8, 2023, the Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into an existing joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Although the Trust is effectively part of the Credit Facility as of August 8, 2023, it is not eligible to draw on the Credit Facility, and will not incur costs associated with being a part of the Credit Facility, until on or about May 28, 2024.
This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or the one-month Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility has been amended and restated for a term of 364 days, unless extended.
The Fund did not utilize the Credit Facility during the six months ended December 31, 2023.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund's holdings. During such periods, investors may incur significant losses if shares are sold.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Fund's loans, notes, derivatives and other instruments or investments comprising some or all of the Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund's investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational

20	J.P. Morgan Exchange-Traded Funds	December 31, 2023

issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.
The Fund is subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund's investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	21

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, including investment advisory fees, administration fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, July 1, 2023, and continued to hold your shares at the end of the reporting period, December 31, 2023.
Actual Expenses
For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the
Fund under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus ETF
Actual	$1,000.00	$1,095.80	$2.63	0.50%
Hypothetical	1,000.00	1,022.62	2.54	0.50

*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

22	J.P. Morgan Exchange-Traded Funds	December 31, 2023

BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENT
(Unaudited)
On December 12, 2022, the Board of Trustees (the “Board” or the “Trustees”)  held meetings and approved the initial advisory agreement (the “Advisory Agreement”) for the JPMorgan Equity Focus ETF (the “Fund”). The meetings were held by videoconference in reliance upon the Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019.  The Advisory Agreement was approved by a majority of the Trustees who are not “Interested Persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates. In connection with the approval of the Advisory Agreement, the Trustees reviewed written materials prepared by J.P. Morgan Investment Management Inc. (the “Adviser”) and received oral presentations from Adviser personnel.  The Trustees noted that the Fund was anticipated to commence operations by acquiring the assets of a mutual fund for which the Adviser serves as investment adviser (the “Acquired Fund”).  Before voting on the proposed Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser and with counsel to the Fund and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement. They also considered information they received from the Adviser over the course of the year in connection with their oversight of other funds managed by the Adviser. The Trustees also discussed the proposed Advisory Agreement with independent legal counsel in executive session at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. The Trustees considered information provided with respect to the Fund and the approval of the Advisory Agreement. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under its Advisory Agreement was fair and reasonable and that initial approval of the Advisory Agreement was in the best interests of the Fund and its potential shareholders.
Summarized below are the material factors considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
In connection with the approval of the Fund’s initial Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the Advisory Agreement, as well as other relevant information furnished for the Trustees, regarding the nature, extent, and quality of services provided by the adviser. Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel;
•  The qualifications, backgrounds and responsibilities of the portfolio management team to be primarily responsible for the day-to-day management of the Fund;
•  The investment strategy for the Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy of the Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Fund and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Fund;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits expected to be received by the Adviser and its affiliates as a result of their relationship with the Fund. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex. The Trustees also considered the benefits to the Adviser and its affiliates from the conversion of a mutual fund to an ETF, for example, through the expansion of the Adviser’s ETF offerings.
The Trustees also considered the benefits the Adviser is expected to receive as the result of JPMorgan Chase Bank, N.A.’s (“JPMCB”), an affiliate of the Adviser, roles as custodian, fund accountant and transfer agent for the Funds, including the profitability of those arrangements to JPMCB.

December 31, 2023	J.P. Morgan Exchange-Traded Funds	23

BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENT
(Unaudited)   (continued)
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented a contractual expense limitation and fee waiver (“Fee Cap”) which allows the Fund’s shareholders to share potential economies of scale, and that the proposed fees are fair and reasonable relative to peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s ongoing investments in its business in support of the Fund, including the Adviser’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including the Fee Cap that the Adviser has in place that serves to limit the overall net expense ratio of the Fund at a competitive level, was reasonable. The Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale through the Fee Cap and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.
Fees Relative to Adviser’s Other Clients
The Trustees considered the Adviser’s view that it manages one account (including the Acquired Fund) with a substantially similar investment strategy as that of the Fund.  The Trustees concluded that the fees charged to the Fund in comparison to those charged to such other clients were reasonable.  The Trustees also considered the benefits to the Acquired Fund shareholders from the fact that the total expense ratio of the Fund, after application of the Fee Cap, would be lower than those of the Acquired Fund.
Investment Performance
The Trustees considered the Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds and concluded that the prospects for competitive future performance were acceptable. In addition, because the Fund was anticipated to commence operations by acquiring the assets of the Acquired Fund, and the Fund was to be the accounting survivor to the Acquired Fund, the Trustees were provided with performance information for the Acquired Fund.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to information prepared by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, providing management fee rates paid by other funds in the same Morningstar category as the Fund. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected Fee Cap proposed for the Fund, and the net advisory fee rate and net expense ratio for the Fund, after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees noted that the Fund’s estimated net advisory fees and total expenses were in line with identified peer funds. The Trustees also considered the fees paid to JPMCB, for custody, transfer agency and other related services for the Fund and the profitability of these arrangements to JPMCB.
The Trustees considered how the Fund will be positioned against peer funds, as identified by management and/or Broadridge, as well as how the peer funds included in the Broadridge data differed from the Fund. The Trustees also noted that because the Fund was not yet operational, no profitability information was available; however, the Trustees considered the profitability information for the Acquired Fund that they had received in connection with the most recent annual approval of the Acquired Fund’s investment advisory agreements. After considering the factors identified above and other factors, in light of the information, the Trustees concluded that the Fund’s proposed advisory fee was fair and reasonable.

24	J.P. Morgan Exchange-Traded Funds	December 31, 2023

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund's website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. December 2023.
SAN-ETFCONV-1223

ITEM 2. CODE OF ETHICS.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant`s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b))and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 4, 2024

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
March 4, 2024